UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06650

Lord abbett research fund, inc.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 11/30

Date of reporting period: 11/30/2017

Item 1:	Report(s) to Shareholders.

LORD ABBETT

ANNUAL REPORT

Lord Abbett

Calibrated Dividend Growth Fund

Growth Opportunities Fund

Small Cap Value Fund

For the fiscal year ended November 30, 2017

Table of Contents

1	A Letter to Shareholders

7	Investment Comparisons

12	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

19	Calibrated Dividend Growth Fund

23	Growth Opportunities Fund

27	Small Cap Value Fund

30	Statements of Assets and Liabilities

32	Statements of Operations

34	Statements of Changes in Net Assets

36	Financial Highlights

48	Notes to Financial Statements

64	Report of Independent Registered Public Accounting Firm

65	Supplemental Information to Shareholders

Lord Abbett Research Fund

Lord Abbett Calibrated Dividend Growth Fund,

Lord Abbett Growth Opportunities Fund,

Lord Abbett Small Cap Value Fund

Annual Report

For the fiscal year ended November 30, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

Lord Abbett Calibrated Dividend Growth Fund

For the fiscal year ended November 30, 2017, the Fund returned 19.35%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the S&P 500® Index,1 which returned 22.87% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,1 rising 22.87% during the period, while small cap stocks, as represented by the Russell 2000® Index,2 were up 18.34%. The major market-moving event during the period was the start of the “Trump rally” following the presidential election in November 2016, accompanied by Republicans maintaining control of both the House of Representatives and the Senate. The election results fueled expectations for increased infrastructure and defense spending, broad tax reform, and decreased regulation, which contributed to a strong U.S. market rally to finish 2016. In December 2016, the Federal Reserve (Fed) raised its target for short-term interest rates by 0.25%, to a range of 0.50% - 0.75%, and indicated that it was targeting three rate hikes in 2017. The Fed followed with rate hikes of 0.25% at its March and June meetings to a 1% - 1.25% range. The U.S. economy continued to expand at a slow but steady pace during the trailing 12-month period, with domestic GDP growth ranging between 1.2% and 3.3% from the fourth quarter of 2016 to the third quarter of 2017.

Stock selection in the information technology sector detracted from relative performance. Within information technology, an underweight position in Apple, Inc. detracted from relative performance. The consumer electronics company’s stock rose throughout the year as Apple was viewed as a potential beneficiary of tax reform and reported strong initial sales of its much-anticipated updated iPhone model. Similarly, the Fund’s underweight position in Facebook Inc. detracted from relative performance as the stock rose. The social networking company benefited from strong advertising revenue growth, increasing operating margins, and a growing user base.

Stock selection in the consumer staples sector also detracted from the Fund’s performance relative to its benchmark.

Within consumer staples, an overweight position in Walgreens Boots Alliance, Inc., a provider of drug store services, detracted from relative performance. The company’s stock declined after the company reported a decline in same-store sales amid an increase in cheaper generic drugs. The company also continued to struggle after it failed to get approval from the Federal Trade Commission to purchase as many Rite Aid stores as it had initially planned.

Conversely, stock selection in the industrials sector was a positive contributor to the Fund’s performance, relative to its benchmark, during the period. Within industrials, one of the largest contributors was 3M Co., a manufacturer of industrial safety, and consumer products. 3M benefited from strong organic growth and an undervalued balance sheet, as well as above average returns and margins. An underweight position in General Electric Co. also contributed to relative performance as the industrial conglomerate’s stock price declined throughout the year. The company’s stock was hurt after its CEO resigned and the new CEO cut earnings guidance, labeled 2018 a “reset year”, and committed to a rethinking of the company’s entire business model.

Stock selection in the health care sector also contributed positively to the Fund’s performance relative to its benchmark. Within health care, an overweight position in AbbVie Inc. helped relative performance. The biopharmaceutical company advanced as the market increased the company’s

Humira drug forecasts following an intellectual property case resolution.

Lord Abbett Growth Opportunities Fund

For the fiscal year ended November 30, 2017, the Fund returned 21.17%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,3 which returned 25.03% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,1 rising 22.87% during the period, while small cap stocks, as represented by the Russell 2000® Index,2 were up 18.34%. The major market-moving event during the period was the start of the “Trump rally” following the presidential election in November 2016, accompanied by Republicans maintaining control of both the House of Representatives and the Senate. The election results fueled expectations for increased infrastructure and defense spending, broad tax reform, and decreased regulation, which contributed to a strong U.S. market rally to finish 2016. In December 2016, the Federal Reserve (Fed) raised its target for short-term interest rates by 0.25%, to a range of 0.50% - 0.75%, and indicated that it was targeting three rate hikes in 2017. The Fed followed with rate hikes of 0.25% at its March and June meetings to a 1% - 1.25% range. The U.S. economy continued to expand at a slow but steady pace during the trailing

12-month period, with domestic GDP growth ranging between 1.2% and 3.3% from the fourth quarter of 2016 to the third quarter of 2017.

During the period, security selection in the information technology and health care sectors was the largest detractor from the Fund’s performance relative to its benchmark. Within the information technology sector, the Fund’s position in Akamai Technologies Inc., a provider of a multitude of cloud services for secure content and business applications, detracted most. Shares of Akamai Technologies fell as the company faced multiple headwinds over the past year. Akamai’s slowing media segment, an increasingly competitive industry environment, and the risk of clients insourcing business capabilities resulted in continued pressure on the company’s earnings and stock price. The Fund’s position in MACOM Technology Solutions Holdings, Inc., a provider of semiconductor solutions, also detracted from performance. MACOM Technology reported disappointing results during the period, as a supply shortage in data center products and continued weakness in its optical business segment in China weighed on revenue.

Within the health care sector, the Fund’s holdings of Dexcom, Inc., a manufacturer of medical devices, detracted most. Shares of Dexcom fell as Abbott Laboratories’ flash glucose monitor, Libre, received a “concomitant nonadjunctive to fingerstick label”, meaning the utilization of fingersticks alongside its monitoring systems is not required. This eliminated a key competitive advantage of Dexcom’s G5, at a much lower price point.

During the period, security selection in the consumer discretionary and consumer staples sectors was the largest contributor to the Fund’s relative performance. Within the consumer discretionary sector, the Fund’s position in Marriott International, Inc., a global lodging and hotel company, contributed most. Shares of Marriott rose throughout the period; this was driven by substantial cost and revenue synergies associated with its merger with Starwood, and its large share repurchase program. Wynn Resorts Ltd., a holding company focused on the operation of casino resorts, also contributed to performance. Shares of Wynn rose as strong growth within the Macau gaming market, specifically the VIP segment, drove revenues higher.

Within the consumer staples sector, the Fund’s holding of Brown-Forman Corp., a producer and distributor of alcoholic beverages, contributed most. Shares of Brown-Forman rose as the company experienced significant sales growth, specifically in the United States and emerging markets.

Lord Abbett Small Cap Value Fund

For the fiscal year ended November 30, 2017, the Fund returned 9.43%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Index,2 which returned 18.34% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,1 rising 22.87% during the period, while small cap stocks, as represented by the Russell 2000® Index,2 were up 18.34%. The major market-moving event during the period was the start of the “Trump rally” following the presidential election in November 2016, accompanied by Republicans maintaining control of both the House of Representatives and the Senate. The election results fueled expectations for increased infrastructure and defense spending, broad tax reform, and decreased regulation, which contributed to a strong U.S. market rally to finish 2016. In December 2016, the Federal Reserve (Fed) raised its target for short-term interest rates by 0.25%, to a range of 0.50% - 0.75%, and indicated that it was targeting three rate hikes in 2017. The Fed followed with rate hikes of 0.25% at its March and June meetings to a 1% - 1.25% range. The U.S. economy continued to expand at a slow but steady pace during the trailing 12-month period, with domestic GDP growth ranging between 1.2% and 3.3% from the fourth quarter of 2016 to the third quarter of 2017.

During the period, stock selection in the industrials sector detracted most from the Fund’s relative performance. The Fund’s position in Gibraltar Industries, Inc., a manufacturer and distributor of industrial products, detracted from relative performance. Shares of Gibraltar fell sharply following management’s reduction of fiscal year 2017 earnings guidance, as they anticipated a one-quarter delay in the recovery of the company’s conservation and renewable energy business units. The Fund’s holdings of Atkore International Group, Inc., a manufacturer of electrical raceway products, also detracted from the Fund’s relative performance. Atkore faced increased raw material costs, as steel and copper prices increased significantly year-over-year.

Security selection and an underweight in the health care sector also detracted from the Fund’s performance, relative to its benchmark. Shares of INC Research Holdings, Inc., a clinical research company focused on the central nervous system, oncology, and various complex diseases, detracted from performance. INC Research reported mixed fourth quarter 2016 results as business-to-business and backlog conversion transactions declined, resulting in the outlook for 2017 to fall below prior expectations.

During the period, stock selection in the consumer staples sector contributed most to the Fund’s relative performance. The Fund’s position in Cott Corp., a manufacturer and distributor of a variety of beverage products, contributed most. Shares of Cott rose as it finalized its business overhaul, transitioning from a low-margin juice business to a direct provider of water, coffee and tea. Pinnacle Foods, Inc., a manufacturer and distributor of branded food products, also contributed. During the period Conagra Brands expressed interest in acquiring Pinnacle Foods, which caused Pinnacle Food’s share price to rise. Investors were also optimistic about the sustainability of Pinnacle’s profit growth, as it continued to innovate in the wellness category and manage revenues efficiently.

An underweight in the telecommunication services sector also contributed to the Fund’s relative performance. The Fund’s lone position within the sector was Cogent Communication Holdings, Inc., a provider of internet access and services, which contributed to relative performance. Cogent’s management indicated that the company would look to accelerate capital return to shareholders through higher dividends and share buybacks.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1      The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2      The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

3      The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Calibrated Dividend Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the S&P 500® Index and the S&P 900® 10-Year Dividend Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

The S&P 900® 10-Year Dividend Growth Index is a custom index that, along with changes in the Fund’s investment strategy, the Fund began disclosing in its prospectus effective September 27, 2012. The graph shows the index’s performance from that date.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2017

	1 Year	5 Years	10 Years	Life of Class
Class A3	12.52%	12.29%	7.44%	–
Class B4	13.49%	12.52%	7.48%	–
Class C5	17.57%	12.79%	7.33%	–
Class F6	19.71%	13.82%	8.30%	–
Class F3[7]	–	–	–	13.31%	*
Class I8	19.77%	13.92%	8.40%	–
Class P8	19.16%	13.40%	7.92%	–
Class R2[6]	19.01%	13.23%	7.83%	–
Class R3[6]	19.10%	13.37%	7.88%	–
Class R4[9]	19.42%	–	–	13.42%
Class R5[9]	19.71%	–	–	13.70%
Class R6[9]	19.84%	–	–	13.82%
Class T10	–	–	–	6.93%	*

1      Reflects the deduction of the maximum initial sales charge of 5.75%.

2      Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3      Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2017, is calculated using the SEC-required uniform method to compute such return.

4      Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5      The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6      Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7      Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

8      Performance is at net asset value.

9      Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

10     Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.50% applicable to Class T shares, with all dividends and distributions reinvested for periods shown ended November 30, 2017, is calculated using the SEC required uniform method to compute such return. Class T shares commenced operations and performance for the Class began on July 28, 2017. Performance is at net asset value.

*      Since Classes F3 and T shares have existed less than one year, average annual returns are not provided.

Growth Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2017

	1 Year	5 Years	10 Years	Life of Class
Class A3	14.22%	12.21%	7.28%	–
Class B4	15.20%	12.49%	7.35%	–
Class C5	19.28%	12.74%	7.19%	–
Class F6	21.36%	13.76%	8.15%	–
Class F3[7]	–	–	–	15.97%	*
Class I8	21.47%	13.87%	8.26%	–
Class P8	20.94%	13.35%	7.77%	–
Class R2[6]	20.73%	13.19%	7.62%	–
Class R3[6]	20.83%	13.30%	7.73%	–
Class R4[9]	21.17%	–	–	6.82%
Class R5[9]	21.51%	–	–	7.11%
Class R6[9]	21.60%	–	–	7.24%

1      Reflects the deduction of the maximum initial sales charge of 5.75%.

2      Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3      Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2017, is calculated using the SEC-required uniform method to compute such return.

4      Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5      The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6      Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7      Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

8      Performance is at net asset value.

9      Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

*      Since Class F3 shares have existed less than one year, average annual returns are not provided.

Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell 2000® Index and the Russell 2000® Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2017

	1 Year	5 Years	10 Years	Life of Class
Class A3	3.15%	11.07%	6.85%	–
Class B4	4.23%	11.45%	6.88%	–
Class C5	7.76%	11.58%	6.73%	–
Class F6	9.58%	12.58%	7.68%	–
Class F3[7]	–	–	–	8.38%	*
Class I8	9.70%	12.69%	7.79%	–
Class P8	9.21%	12.19%	7.30%	–
Class R2[9]	9.03%	12.01%	–	8.38%
Class R3[9]	9.17%	12.16%	–	8.50%
Class R4[10]	9.43%	–	–	8.85%
Class R5[10]	9.73%	–	–	9.14%
Class R6[10]	9.79%	–	–	9.22%

1      Reflects the deduction of the maximum initial sales charge of 5.75%.

2      Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3      Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2017, is calculated using the SEC-required uniform method to compute such return.

4      Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5      The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6      Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7      Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

8      Performance is at net asset value.

9     Class R2 and R3 shares commenced operations on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.

10     Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

*      Since Class F3 shares have existed less than one year, average annual returns are not provided.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017 through November 30, 2017).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/17 – 11/30/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Calibrated Dividend Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/17	11/30/17	6/1/17 – 11/30/17
Class A
Actual	$1,000.00	$1,098.40	$5.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$4.81
Class B
Actual	$1,000.00	$1,094.50	$8.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.55	$8.59
Class C
Actual	$1,000.00	$1,094.80	$8.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.55	$8.59
Class F
Actual	$1,000.00	$1,100.70	$3.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class F3
Actual	$1,000.00	$1,101.50	$3.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.10	$3.04
Class I
Actual	$1,000.00	$1,101.00	$3.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.61	$3.55
Class P
Actual	$1,000.00	$1,098.20	$6.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.82
Class R2
Actual	$1,000.00	$1,097.00	$6.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.58
Class R3
Actual	$1,000.00	$1,097.70	$6.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	$6.07
Class R4
Actual	$1,000.00	$1,098.90	$5.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$4.81
Class R5
Actual	$1,000.00	$1,100.30	$3.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class R6
Actual	$1,000.00	$1,100.80	$3.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class T
Actual	$1,000.00	$1,096.60	$3.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.65	$3.22

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.95% for Class A, 1.70% for Classes B and C, 0.70% for Class F, 0.60% for Class F3, 0.70% for Class I, 1.15% for Class P, 1.30% for Class R2, 1.20% for Class R3, 0.95% for Class R4, 0.70% for Class R5, 0.60% for Class R6 and 0.95% for Class T), multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, F, F3, I, P, R2, R3, R4, R5 and R6), and multiplied by 123/365 (to reflect the period from July 28, 2017, commencement of operations, to November 30, 2017, for Class T).

Portfolio Holdings Presented by Sector

November 30, 2017

Sector*	%**
Consumer Discretionary	9.34%
Consumer Staples	17.44%
Energy	4.80%
Financials	7.09%
Health Care	11.33%
Industrials	21.70%
Information Technology	12.17%
Materials	5.49%
Telecommunication Services	3.29%
Utilities	6.95%
Repurchase Agreement	0.40%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Growth Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/17	11/30/17	6/1/17 – 11/30/17
Class A
Actual	$1,000.00	$1,097.90	$ 6.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$ 6.23
Class B
Actual	$1,000.00	$1,093.50	$10.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.14	$10.00
Class C
Actual	$1,000.00	$1,094.20	$10.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.19	$ 9.95
Class F
Actual	$1,000.00	$1,098.90	$ 5.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$ 5.47
Class F3
Actual	$1,000.00	$1,100.10	$ 4.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.70	$ 4.41
Class I
Actual	$1,000.00	$1,099.10	$ 5.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.26	$ 4.96
Class P
Actual	$1,000.00	$1,097.00	$ 7.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$ 7.23
Class R2
Actual	$1,000.00	$1,095.90	$ 8.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.15	$ 7.99
Class R3
Actual	$1,000.00	$1,096.30	$ 7.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.70	$ 7.44
Class R4
Actual	$1,000.00	$1,097.90	$ 6.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$ 6.17
Class R5
Actual	$1,000.00	$1,099.50	$ 5.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$ 4.96
Class R6
Actual	$1,000.00	$1,100.10	$ 4.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.71	$ 4.41

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.23% for Class A, 1.98% for Class B, 1.97% for C, 1.08% for Class F, 0.87% for Class F3, 0.98% for Class I, 1.43% for Class P, 1.58% for Class R2, 1.47% for Class R3, 1.22% for Class R4, 0.98% for Class R5 and 0.87% for Class R6), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, F, F3, I, P, R2, R3, R4, R5 and R6).

Portfolio Holdings Presented by Sector

November 30, 2017

Sector*	%**
Consumer Discretionary	18.78%
Consumer Staples	2.92%
Energy	1.00%
Financials	11.98%
Health Care	15.04%
Industrials	15.10%
Information Technology	27.69%
Materials	6.08%
Real Estate	0.38%
Repurchase Agreement	1.03%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/17	11/30/17	6/1/17 – 11/30/17
Class A
Actual	$1,000.00	$1,085.90	$ 6.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.15	$ 5.97
Class B
Actual	$1,000.00	$1,082.00	$10.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.34	$ 9.80
Class C
Actual	$1,000.00	$1,081.90	$10.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.44	$ 9.70
Class F
Actual	$1,000.00	$1,086.50	$ 5.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.90	$ 5.22
Class F3
Actual	$1,000.00	$1,087.70	$ 4.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.90	$ 4.26
Class I
Actual	$1,000.00	$1,087.20	$ 4.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	$ 4.71
Class P
Actual	$1,000.00	$1,084.40	$ 7.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$ 6.98
Class R2
Actual	$1,000.00	$1,084.10	$ 7.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.40	$ 7.74
Class R3
Actual	$1,000.00	$1,084.00	$ 7.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$ 7.18
Class R4
Actual	$1,000.00	$1,085.90	$ 6.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.15	$ 5.97
Class R5
Actual	$1,000.00	$1,087.50	$ 4.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.46	$ 4.66
Class R6
Actual	$1,000.00	$1,087.30	$ 4.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$ 4.26

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.18% for Class A, 1.94% for Class B, 1.92% for C, 1.03% for Class F, 0.84% for Class F3, 0.93% for Class I, 1.38% for Class P, 1.53% for Class R2, 1.42% for Class R3, 1.18% for Class R4, 0.92% for Class R5 and 0.84% for Class R6), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, F, F3, I, P, R2, R3, R4, R5 and R6).

Portfolio Holdings Presented by Sector

November 30, 2017

Sector*	%**
Consumer Discretionary	11.34%
Consumer Staples	2.40%
Energy	4.07%
Financials	14.96%
Health Care	8.57%
Industrials	19.56%
Information Technology	18.89%
Materials	11.78%
Real Estate	3.87%
Utilities	2.83%
Repurchase Agreement	1.73%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

CALIBRATED DIVIDEND GROWTH FUND November 30, 2017

Investments	Shares	Fair Value (000)
Common Stocks 99.35%

Aerospace & Defense 5.39%
General Dynamics Corp.	152,400	$31,571
Lockheed Martin Corp.	128,061	40,867
Northrop Grumman Corp.	98,300	30,218
Raytheon Co.	161,100	30,794
Total		133,450

Air Freight & Logistics 2.05%
FedEx Corp.	219,400	50,782

Banks 0.25%
Cullen/Frost Bankers, Inc.	63,300	6,229

Beverages 4.19%
Brown-Forman Corp. Class B	176,400	10,549
Coca-Cola Co. (The)	1,085,779	49,696
PepsiCo, Inc.	371,902	43,334
Total		103,579

Biotechnology 2.96%
AbbVie, Inc.	755,807	73,253

Building Products 0.95%
A.O. Smith Corp.	369,400	23,427

Capital Markets 2.73%
Ameriprise Financial, Inc.	201,900	32,956
Eaton Vance Corp.	265,500	14,677
S&P Global, Inc.	88,500	14,645
T. Rowe Price Group, Inc.	51,300	5,280
Total		67,558

Chemicals 5.21%
Air Products &
Chemicals, Inc.	61,300	9,994
Ecolab, Inc.	146,300	19,885
International Flavors & Fragrances, Inc.	120,600	18,746
Monsanto Co.	254,149	30,076
PPG Industries, Inc.	215,086	25,133
RPM International, Inc.	308,900	16,363
Sherwin-Williams Co. (The)	21,950	8,767
Total		128,964
Investments	Shares	Fair Value (000)
Commercial Services & Supplies 0.73%
Waste Management, Inc.	219,500	$18,054

Communications Equipment 0.20%
Harris Corp.	34,500	4,985

Containers & Packaging 0.26%
Sonoco Products Co.	121,900	6,523

Diversified Telecommunication Services 3.28%
AT&T, Inc.	944,264	34,353
Verizon Communications, Inc.	920,500	46,844
Total		81,197

Electric: Utilities 4.01%
Edison International	202,800	16,482
Eversource Energy	236,500	15,337
NextEra Energy, Inc.	197,967	31,287
Southern Co. (The)	357,000	18,278
Xcel Energy, Inc.	345,400	17,826
Total		99,210

Food & Staples Retailing 8.03%
Costco Wholesale Corp.	161,800	29,841
CVS Health Corp.	410,600	31,452
Kroger Co. (The)	471,000	12,180
Sysco Corp.	473,900	27,358
Wal-Mart Stores, Inc.	580,870	56,478
Walgreens Boots Alliance, Inc.	567,919	41,322
Total		198,631

Food Products 1.42%
Archer-Daniels-Midland Co.	282,000	11,246
Flowers Foods, Inc.	415,300	8,298
General Mills, Inc.	275,000	15,554
Total		35,098

See Notes to Financial Statements.	19

Schedule of Investments (continued)

CALIBRATED DIVIDEND GROWTH FUND November 30, 2017

Investments	Shares	Fair Value (000)
Health Care Equipment & Supplies 5.18%
Abbott Laboratories	1,102,800	$62,165
Becton, Dickinson & Co.	75,100	17,139
Medtronic plc (Ireland)(a)	498,103	40,909
West Pharmaceutical Services, Inc.	80,300	8,024
Total		128,237

Health Care Providers & Services 1.28%
AmerisourceBergen Corp.	171,500	14,546
Cardinal Health, Inc.	286,952	16,985
Total		31,531

Hotels, Restaurants & Leisure 3.12%
McDonald’s Corp.	369,326	63,513
Yum! Brands, Inc.	164,500	13,731
Total		77,244

Household Products 3.76%
Clorox Co. (The)	57,800	8,051
Kimberly-Clark Corp.	393,615	47,139
Procter & Gamble Co. (The)	421,500	37,931
Total		93,121

Industrial Conglomerates 3.92%
3M Co.	265,717	64,606
Roper Technologies, Inc.	121,500	32,466
Total		97,072

Information Technology Services 4.38%
Accenture plc Class A (Ireland)(a)	253,600	37,535
Automatic Data Processing, Inc.	148,000	16,940
International Business Machines Corp.	350,400	53,951
Total		108,426

Insurance 4.09%
Aflac, Inc.	64,400	5,644
Assurant, Inc.	49,500	4,993
Brown & Brown, Inc.	149,200	7,647
Investments	Shares	Fair Value (000)
Chubb Ltd. (Switzerland)(a)	367,321	$55,873
Hanover Insurance Group, Inc. (The)	97,300	10,469
RenaissanceRe Holdings Ltd.	125,300	16,621
Total		101,247

Machinery 4.35%
Cummins, Inc.	140,700	23,553
Graco, Inc.	85,200	11,211
Illinois Tool Works, Inc.	206,800	35,001
Pentair plc (United Kingdom)(a)	287,500	20,459
Stanley Black & Decker, Inc.	101,700	17,251
Total		107,475

Multi-Utilities 2.92%
Consolidated Edison, Inc.	150,400	13,392
Dominion Energy, Inc.	556,200	46,793
SCANA Corp.	277,851	11,995
Total		72,180

Oil, Gas & Consumable Fuels 4.79%
Chevron Corp.	689,862	82,087
Occidental Petroleum Corp.	516,997	36,448
Total		118,535

Pharmaceuticals 1.88%
Johnson & Johnson	333,523	46,470

Professional Services 1.01%
Robert Half
International, Inc.	437,100	24,932

Road & Rail 2.88%
J.B. Hunt Transport Services, Inc.	88,000	9,780
Ryder System, Inc.	78,700	6,491
Union Pacific Corp.	433,600	54,851
Total		71,122

20	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIBRATED DIVIDEND GROWTH FUND November 30, 2017

Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment 5.15%
Analog Devices, Inc.	344,000	$29,622
Microchip Technology, Inc.	286,267	24,902
QUALCOMM, Inc.	537,126	35,633
Texas Instruments, Inc.	382,400	37,204
Total		127,361

Software 2.41%
Microsoft Corp.	708,200	59,609

Specialty Retail 4.38%
Lowe’s Cos., Inc.	669,475	55,814
Ross Stores, Inc.	483,900	36,791
TJX Cos., Inc. (The)	207,500	15,677
Total		108,282

Textiles, Apparel & Luxury Goods 1.82%
NIKE, Inc. Class B	515,200	31,128
VF Corp.	189,900	13,855
Total		44,983

Trading Companies & Distributors 0.37%
W.W. Grainger, Inc.	41,300	9,140
Total Common Stocks (cost $2,125,115,743)		2,457,907
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.40%

Repurchase Agreement
Repurchase Agreement dated 11/30/2017, 0.12% due 12/1/2017 with Fixed Income Clearing Corp. collateralized by $10,070,000 of U.S. Treasury Note at 1.375% due 2/28/2019; value: $10,063,545; proceeds: $9,863,745 (cost $9,863,712)	$9,864	$9,864
Total Investments in Securities 99.75% (cost $2,134,979,455)		2,467,771
Other Assets in Excess of Liabilities(b) 0.25%		6,293
Net Assets 100.00%		$2,474,064

(a)	Foreign security traded in U.S. dollars.
(b)	Other Assets in Excess of Liabilities include net unrealized appreciation on futures contracts as follows:

Open Futures Contracts at November 30, 2017:

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Appreciation
E-Mini S&P 500 Index	December 2017	74	Long	$9,292,647	$9,797,230	$504,583

See Notes to Financial Statements.	21

Schedule of Investments (concluded)

CALIBRATED DIVIDEND GROWTH FUND November 30, 2017

The following is a summary of the inputs used as of November 30, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$2,457,907	$–	$–	$2,457,907
Repurchase Agreement	–	9,864	–	9,864
Total	$2,457,907	$9,864	$–	$2,467,771

Other Financial Instruments
Futures Contracts
Assets	$505	$–	$–	$505
Liabilities	–	–	–	–
Total	$505	$–	$–	$505

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2017.

22	See Notes to Financial Statements.

Schedule of Investments

GROWTH OPPORTUNITIES FUND November 30, 2017

Investments	Shares	Fair Value (000)
Common Stocks 98.68%

Air Freight & Logistics 0.86%
Expeditors International of Washington, Inc.	68,060	$4,409

Banks 2.33%
First Republic Bank	57,953	5,537
Western Alliance Bancorp*	111,122	6,465
Total		12,002

Beverages 1.13%
Brown-Forman Corp. Class B	97,321	5,820

Biotechnology 3.37%
Alexion Pharmaceuticals, Inc.*	33,426	3,671
Incyte Corp.*	37,141	3,677
Insmed, Inc.*	88,755	2,768
Repligen Corp.*	59,785	2,119
TESARO, Inc.*	19,426	1,643
Vertex Pharmaceuticals, Inc.*	24,148	3,484
Total		17,362

Building Products 0.63%
A.O. Smith Corp.	51,256	3,251

Capital Markets 5.25%
Cboe Global Markets, Inc.	41,221	5,088
E*TRADE Financial Corp.*	112,796	5,430
MarketAxess Holdings, Inc.	19,405	3,789
Moody’s Corp.	63,317	9,613
MSCI, Inc.	24,566	3,161
Total		27,081

Chemicals 2.70%
Axalta Coating Systems Ltd.*	171,401	5,427
FMC Corp.	89,919	8,488
Total		13,915

Commercial Services & Supplies 1.44%
Cintas Corp.	47,044	7,407

Construction Materials 1.31%
Vulcan Materials Co.	53,862	6,768
Investments	Shares	Fair Value (000)
Consumer Finance 0.79%
SLM Corp.*	351,460	$4,066

Containers & Packaging 2.05%
Ball Corp.	123,126	4,914
Owens-Illinois, Inc.*	234,059	5,669
Total		10,583

Diversified Consumer Services 0.84%
Service Corp. International	117,530	4,343

Electrical Equipment 3.03%
AMETEK, Inc.	75,520	5,489
Hubbell, Inc.	40,687	5,118
Rockwell Automation, Inc.	26,044	5,029
Total		15,636

Electronic Equipment, Instruments & Components 2.25%
Keysight Technologies, Inc.*	80,358	3,496
Trimble, Inc.*	134,296	5,639
Universal Display Corp.	13,687	2,477
Total		11,612

Equity Real Estate Investment Trusts 0.38%
SBA Communications Corp.*	11,565	1,963

Food Products 0.95%
Hershey Co. (The)	44,162	4,899

Health Care Equipment & Supplies 3.78%
DENTSPLY SIRONA, Inc.	45,064	3,020
Edwards Lifesciences Corp.*	63,827	7,481
Intuitive Surgical, Inc.*	7,029	2,810
West Pharmaceutical Services, Inc.	61,646	6,160
Total		19,471

Health Care Providers & Services 0.68%
Centene Corp.*	34,379	3,510

See Notes to Financial Statements.	23

Schedule of Investments (continued)

GROWTH OPPORTUNITIES FUND November 30, 2017

Investments	Shares	Fair Value (000)
Hotels, Restaurants & Leisure 4.96%
Aramark	126,446	$5,387
Marriott International, Inc. Class A	36,610	4,649
Norwegian Cruise Line Holdings Ltd.*	72,726	3,939
Vail Resorts, Inc.	26,149	5,888
Wynn Resorts Ltd.	36,064	5,701
Total		25,564

Household Durables 1.35%
Mohawk Industries, Inc.*	24,628	6,960

Household Products 0.83%
Church & Dwight Co., Inc.	91,169	4,293

Industrial Conglomerates 1.65%
Roper Technologies, Inc.	31,874	8,517

Information Technology Services 7.58%
DXC Technology Co.	82,735	7,954
Euronet Worldwide, Inc.*	57,032	5,210
Fidelity National Information Services, Inc.	88,368	8,336
Global Payments, Inc.	79,977	8,042
Total System Services, Inc.	58,130	4,323
Vantiv, Inc. Class A*	69,898	5,242
Total		39,107

Insurance 3.57%
Marsh & McLennan Cos., Inc.	42,303	3,550
Progressive Corp. (The)	195,502	10,397
RenaissanceRe Holdings Ltd.	33,819	4,486
Total		18,433

Internet & Direct Marketing Retail 0.77%
Expedia, Inc.	32,218	3,947

Internet Software & Services 2.82%
CoStar Group, Inc.*	22,582	6,887
IAC/InterActiveCorp.*	39,787	5,064
Yelp, Inc.*	58,172	2,591
Total		14,542
Investments	Shares	Fair Value (000)
Leisure Products 0.84%
Hasbro, Inc.	46,649	$4,339

Life Sciences Tools & Services 4.73%
Agilent Technologies, Inc.	95,973	6,645
Charles River Laboratories International, Inc.*	42,135	4,391
Illumina, Inc.*	27,672	6,365
Mettler-Toledo International, Inc.*	11,122	6,998
Total		24,399

Machinery 5.58%
Fortive Corp.	99,309	7,414
IDEX Corp.	52,887	7,170
Ingersoll-Rand plc	46,341	4,060
Stanley Black & Decker, Inc.	28,716	4,871
Wabtec Corp.	68,180	5,243
Total		28,758

Multi-Line Retail 3.02%
Dollar General Corp.	88,124	7,762
Dollar Tree, Inc.*	75,969	7,806
Total		15,568

Oil, Gas & Consumable Fuels 1.00%
Cimarex Energy Co.	44,410	5,156

Pharmaceuticals 2.44%
Zoetis, Inc.	173,933	12,574

Road & Rail 1.87%
Genesee & Wyoming, Inc. Class A*	62,574	4,932
J.B. Hunt Transport Services, Inc.	42,305	4,702
Total		9,634

24	See Notes to Financial Statements.

Schedule of Investments (continued)

GROWTH OPPORTUNITIES FUND November 30, 2017

Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment 7.17%
Advanced Micro Devices, Inc.*	142,622	$1,553
Analog Devices, Inc.	106,813	9,198
KLA-Tencor Corp.	34,123	3,489
Lam Research Corp.	30,318	5,831
MACOM Technology Solutions Holdings, Inc.*	63,060	2,055
Marvell Technology Group Ltd.	109,651	2,449
Microchip Technology, Inc.	74,252	6,459
Skyworks Solutions, Inc.	56,614	5,930
Total		36,964

Software 6.98%
PTC, Inc.*	84,225	5,364
Red Hat, Inc.*	88,471	11,215
ServiceNow, Inc.*	65,082	8,005
Splunk, Inc.*	56,827	4,551
Ultimate Software Group, Inc. (The)*	32,570	6,873
Total		36,008

Specialty Retail 5.74%
AutoZone, Inc.*	6,979	4,793
Burlington Stores, Inc.*	61,418	6,533
O’Reilly Automotive, Inc.*	25,960	6,132
Tractor Supply Co.	81,740	5,578
Ulta Salon, Cosmetics & Fragrance, Inc.*	29,623	6,568
Total		29,604
Investments	Shares	Fair Value (000)
Technology Hardware, Storage & Peripherals 0.80%
NetApp, Inc.	73,200	$4,136

Textiles, Apparel & Luxury Goods 1.21%
Carter’s, Inc.	42,617	4,616
Hanesbrands, Inc.	78,504	1,640
Total		6,256
Total Common Stocks (cost $392,658,899)		508,857

	Principal Amount (000)
SHORT-TERM INVESTMENT 1.03%

Repurchase Agreement
Repurchase Agreement dated 11/30/2017, 0.12% due 12/1/2017 with Fixed Income Clearing Corp. collateralized by $5,460,000 of U.S. Treasury Note at 1.00% due 3/15/2019; value: $5,420,737; proceeds: $5,313,698 (cost $5,313,681)	$5,314	$5,314
Total Investments in Securities 99.71% (cost $397,972,580)		514,171
Other Assets in Excess of Liabilities 0.29%		1,511
Net Assets 100.00%		$515,682

*	Non-income producing security.

See Notes to Financial Statements.	25

Schedule of Investments (concluded)

GROWTH OPPORTUNITIES FUND November 30, 2017

The following is a summary of the inputs used as of November 30, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$508,857	$–	$–	$508,857
Repurchase Agreement	–	5,314	–	5,314
Total	$508,857	$5,314	$–	$514,171

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2017.

26	See Notes to Financial Statements.

Schedule of Investments

SMALL CAP VALUE FUND November 30, 2017

Investments	Shares	Fair Value (000)
Common Stocks 98.32%

Aerospace & Defense 2.20%
Teledyne Technologies, Inc.*	137,269	$25,565

Auto Components 0.96%
Modine Manufacturing Co.*	485,623	11,121

Banks 12.03%
CenterState Bank Corp.	480,467	13,035
First Horizon National Corp.	1,216,949	23,597
First Merchants Corp.	694,316	30,411
Renasant Corp.	397,709	17,117
Seacoast Banking Corp. of Florida*	754,071	19,628
South State Corp.	128,949	11,870
Western Alliance Bancorp*	410,432	23,879
Total		139,537

Beverages 2.40%
Cott Corp. (Canada)(a)	1,623,665	27,878

Building Products 2.90%
Advanced Drainage Systems, Inc.	376,802	8,930
Gibraltar Industries, Inc.*	466,104	15,335
Patrick Industries, Inc.*	92,122	9,323
Total		33,588

Capital Markets 0.73%
Donnelley Financial Solutions, Inc.*	416,099	8,488

Chemicals 4.33%
Minerals Technologies, Inc.	158,843	11,508
PolyOne Corp.	496,184	22,929
Trinseo SA	214,770	15,850
Total		50,287

Communications Equipment 2.07%
ARRIS International plc*	342,389	10,261
Plantronics, Inc.	262,994	13,760
Total		24,021
Investments	Shares	Fair Value (000)
Construction & Engineering 5.77%
AECOM*	441,152	$16,543
Dycom Industries, Inc.*	157,178	16,876
EMCOR Group, Inc.	276,054	22,297
Primoris Services Corp.	401,266	11,232
Total		66,948

Construction Materials 1.26%
Eagle Materials, Inc.	130,929	14,655

Containers & Packaging 3.09%
AptarGroup, Inc.	192,400	17,010
Berry Global Group, Inc.*	315,248	18,843
Total		35,853

Electric: Utilities 2.83%
IDACORP, Inc.	332,500	32,854

Electronic Equipment, Instruments & Components 7.49%
Belden, Inc.	177,049	14,994
FLIR Systems, Inc.	487,515	22,709
Littelfuse, Inc.	115,240	23,382
Orbotech Ltd. (Israel)*(a)	510,366	25,855
Total		86,940

Equity Real Estate Investment Trusts 3.87%
First Industrial Realty
Trust, Inc.	964,235	31,386
Pebblebrook Hotel Trust	351,952	13,539
Total		44,925

Health Care Equipment & Supplies 6.49%
CONMED Corp.	229,997	12,305
Halyard Health, Inc.*	332,979	16,163
Hill-Rom Holdings, Inc.	179,929	15,213
STERIS plc (United Kingdom)(a)	152,953	13,760
West Pharmaceutical Services, Inc.	179,100	17,897
Total		75,338

See Notes to Financial Statements.	27

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2017

Investments	Shares	Fair Value (000)
Health Care Providers & Services 2.08%
HealthSouth Corp.	250,983	$12,537
Molina Healthcare, Inc.*	148,498	11,618
Total		24,155

Hotels, Restaurants & Leisure 1.43%
Denny’s Corp.*	1,227,312	16,630

Household Durables 1.57%
Ethan Allen Interiors, Inc.	302,046	8,880
Tempur Sealy International, Inc.*	161,198	9,335
Total		18,215

Information Technology Services 4.99%
Acxiom Corp.*	555,933	15,149
Booz Allen Hamilton Holding Corp.	449,409	17,388
Conduent, Inc.*	913,834	13,945
Jack Henry & Associates, Inc.	99,410	11,464
Total		57,946

Insurance 1.18%
RenaissanceRe Holdings Ltd.	103,500	13,729

Machinery 6.43%
Columbus McKinnon Corp.	306,498	12,242
Crane Co.	135,221	11,544
Federal Signal Corp.	887,610	19,084
Milacron Holdings Corp.*	743,742	13,112
Timken Co. (The)	373,476	18,636
Total		74,618

Media 2.43%
Cinemark Holdings, Inc.	220,986	7,980
IMAX Corp. (Canada)*(a)	793,404	20,152
Total		28,132

Metals & Mining 2.23%
Reliance Steel & Aluminum Co.	252,607	19,857
TimkenSteel Corp.*	396,128	5,982
Total		25,839
Investments	Shares	Fair Value (000)
Oil, Gas & Consumable Fuels 4.07%
Centennial Resource Development, Inc. Class A*	1,402,030	$28,447
EQT Corp.	46,703	2,784
Parsley Energy, Inc. Class A*	595,055	15,983
Total		47,214

Paper & Forest Products 0.87%
Neenah Paper, Inc.	112,691	10,075

Professional Services 0.81%
ICF International, Inc.*	173,500	9,378

Semiconductors & Semiconductor Equipment 1.81%
Brooks Automation, Inc.	367,568	9,149
MACOM Technology Solutions Holdings, Inc.*	365,030	11,896
Total		21,045

Software 2.53%
FireEye, Inc.*	1,104,923	15,623
Paylocity Holding Corp.*	298,454	13,771
Total		29,394

Specialty Retail 0.69%
Urban Outfitters, Inc.*	256,068	7,969

Textiles, Apparel & Luxury Goods 4.28%
Oxford Industries, Inc.	241,705	16,677
Steven Madden Ltd.*	359,011	15,348
Wolverine World Wide, Inc.	607,207	17,591
Total		49,616

Thrifts & Mortgage Finance 1.03%
Essent Group Ltd.*	133,968	5,928
OceanFirst Financial Corp.	216,354	6,004
Total		11,932

Trading Companies & Distributors 1.47%
Beacon Roofing Supply, Inc.*	265,582	17,019
Total Common Stocks (cost $820,035,287)		1,140,904

28	See Notes to Financial Statements.

Schedule of Investments (concluded)

SMALL CAP VALUE FUND November 30, 2017

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 1.73%

Repurchase Agreement
Repurchase Agreement dated 11/30/2017, 0.12% due 12/1/2017 with Fixed Income Clearing Corp. collateralized by $20,530,000 of U.S. Treasury Note at 1.375% due 2/28/2019; value: $20,516,840; proceeds: $20,114,476 (cost $20,114,409)	$20,114	$20,114
Total Investments in Securities 100.05% (cost $840,149,696)		1,161,018
Liabilities in Excess of Other Assets (0.05)%		(606)
Net Assets 100.00%		$1,160,412

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of November 30, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$1,140,904	$–	$–	$1,140,904
Repurchase Agreement	–	20,114	–	20,114
Total	$1,140,904	$20,114	$–	$1,161,018

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2017.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Common Stocks
Balance as of December 1, 2016	$14,703,755
Accrued Discounts/Premiums	–
Realized Gain (Loss)	2,193,351
Change in Unrealized Appreciation/Depreciation	(2,193,351)
Net Purchases	–
Net Sales	(14,703,755)
Net Transfers in to Level 3	–
Net Transfers out of Level 3	–
Balance as of November 30, 2017	–
Net change in unrealized appreciation/depreciation for period ended November 30, 2017 related to Level 3 investments held at November 30, 2017	$–

See Notes to Financial Statements.	29

Statements of Assets and Liabilities

November 30, 2017

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
ASSETS:
Investments in securities, at cost	$2,134,979,455	$397,972,580	$840,149,696
Investments in securities, at fair value	$2,467,771,385	$514,171,058	$1,161,017,877
Cash	12,259	–	–
Deposits with brokers for futures collateral	333,000	–	–
Receivables:
Interest and dividends	6,836,172	534,753	1,044,923
Investment securities sold	2,012,213	3,064,269	1,503,264
Capital shares sold	2,215,244	162,634	494,265
From advisor (See Note 3)	219,718	–	–
Variation margin	71,998	–	–
Prepaid expenses and other assets	86,468	72,934	74,304
Total assets	2,479,558,457	518,005,648	1,164,134,633
LIABILITIES:
Payables:
Capital shares reacquired	2,775,185	482,506	2,164,483
Management fee	1,208,586	311,696	698,829
Investment securities purchased	–	1,120,022	–
Directors’ fees	342,524	109,641	424,376
12b-1 distribution plan	567,638	120,455	137,856
Fund administration	78,931	16,624	37,271
Distributions payable	–	–	3,229
Accrued expenses	521,563	162,299	256,487
Total liabilities	5,494,427	2,323,243	3,722,531
NET ASSETS	$2,474,064,030	$515,682,405	$1,160,412,102
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,999,732,845	$357,321,553	$706,308,070
Undistributed (distributions in excess of) net investment income	7,358,267	(109,641)	165,189
Accumulated net realized gain on investments, futures contracts and foreign currency related transactions	133,676,405	42,272,015	133,070,662
Net unrealized appreciation on investments and futures contracts	333,296,513	116,198,478	320,868,181
Net Assets	$2,474,064,030	$515,682,405	$1,160,412,102

30	See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

November 30, 2017

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund

Net assets by class:
Class A Shares	$1,671,579,747	$348,028,394	$385,542,113
Class B Shares	$2,196,524	$806,521	$155,238
Class C Shares	$295,025,061	$42,858,077	$25,985,431
Class F Shares	$245,915,840	$21,020,774	$23,759,052
Class F3 Shares	$176,087,449	$6,105,455	$32,547,659
Class I Shares	$43,186,430	$5,258,446	$621,900,250
Class P Shares	$1,793,759	$2,641,708	$35,174,138
Class R2 Shares	$1,334,541	$1,415,462	$682,109
Class R3 Shares	$21,399,248	$20,300,307	$7,728,237
Class R4 Shares	$2,170,747	$1,035,919	$3,447,758
Class R5 Shares	$200,599	$67,329	$345,249
Class R6 Shares	$13,163,119	$66,144,013	$23,144,868
Class T Shares	$10,966	$–	$–
Outstanding shares by class:
Class A Shares (400, 100 and 300 million shares of common stock authorized, $.001 par value)	102,777,250	15,671,590	16,316,467
Class B Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	136,136	47,213	10,607
Class C Shares (40, 20 and 20 million shares of common stock authorized, $.001 par value)	18,374,996	2,509,327	1,771,034
Class F Shares (100, 30 and 30 million shares of common stock authorized, $.001 par value)	15,124,894	913,759	1,000,496
Class F3 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	10,705,963	243,730	1,182,018
Class I Shares (100, 30 and 200 million shares of common stock authorized, $.001 par value)	2,632,195	210,767	22,661,722
Class P Shares (20, 20 and 50 million shares of common stock authorized, $.001 par value)	109,780	121,632	1,555,533
Class R2 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	81,363	66,581	30,414
Class R3 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	1,322,164	937,937	340,415
Class R4 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	133,559	46,645	145,866
Class R5 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	12,231	2,696.6	12,570
Class R6 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	800,478	2,640,978	840,659
Class T Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	674.42	–	–
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$16.26	$22.21	$23.63
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$17.25	$23.56	$25.07
Class B Shares-Net asset value	$16.13	$17.08	$14.64
Class C Shares-Net asset value	$16.06	$17.08	$14.67
Class F Shares-Net asset value	$16.26	$23.00	$23.75
Class F3 Shares-Net asset value	$16.45	$25.05	$27.54
Class I Shares-Net asset value	$16.41	$24.95	$27.44
Class P Shares-Net asset value	$16.34	$21.72	$22.61
Class R2 Shares-Net asset value	$16.40	$21.26	$22.43
Class R3 Shares-Net asset value	$16.19	$21.64	$22.70
Class R4 Shares-Net asset value	$16.25	$22.21	$23.64
Class R5 Shares-Net asset value	$16.40	$24.97	$27.47
Class R6 Shares-Net asset value	$16.44	$25.05	$27.53
Class T Shares-Net asset value	$16.26	$ –	$ –
Class T Shares-Maximum offering price (Net asset value plus sales charge of 2.50%)	$16.68	$ –	$ –

See Notes to Financial Statements.	31

Statements of Operations

For the Year Ended November 30, 2017

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Investment income:
Dividends (net of foreign withholding taxes of $13,852, $0 and $44,138, respectively)	$61,169,665	$4,303,710	$13,270,432
Interest and other	1,086	8,479	36,981
Interest earned from Interfund Lending (See Note 11)	176	–	–
Total investment income	61,170,927	4,312,189	13,307,413
Expenses:
Management fee	14,326,371	3,920,145	8,886,043
12b-1 distribution plan-Class A	4,019,261	861,210	987,089
12b-1 distribution plan-Class B	72,719	19,411	5,586
12b-1 distribution plan-Class C	2,908,577	443,369	294,024
12b-1 distribution plan-Class F	352,155	26,548	45,066
12b-1 distribution plan-Class P	7,765	11,306	181,075
12b-1 distribution plan-Class R2	7,113	7,519	3,312
12b-1 distribution plan-Class R3	103,074	107,429	38,741
12b-1 distribution plan-Class R4	3,001	1,510	5,920
12b-1 distribution plan-Class T	9	–	–
Shareholder servicing	2,424,240	705,884	1,120,149
Fund administration	932,827	209,074	473,922
Registration	265,777	148,127	172,581
Reports to shareholders	234,856	52,190	70,064
Professional	89,847	59,373	66,523
Custody	79,122	27,628	22,700
Directors’ fees	58,896	13,588	30,556
Subsidy (See Note 3)	–	8,231	35,776
Other	84,408	50,970	77,580
Gross expenses	25,970,018	6,673,512	12,516,707
Expense reductions (See Note 9)	(19,976)	(3,850)	(7,905)
Fees waived and expenses reimbursed (See Note 3)	(3,189,927)	–	–
Net expenses	22,760,115	6,669,662	12,508,802
Net investment income (loss)	38,410,812	(2,357,473)	798,611
Net realized and unrealized gain (loss):
Net realized gain on investments	141,820,169	47,988,279	133,292,790
Net realized gain on future contracts	1,403,483	–	–
Net realized gain on foreign currency related transactions	(4,135)	–	–
Net change in unrealized appreciation/depreciation on investments	233,080,211	54,237,626	(28,233,811)
Net change in unrealized appreciation/depreciation on futures contracts	434,899	–	–
Net realized and unrealized gain	376,734,627	102,225,905	105,058,979
Net Increase in Net Assets Resulting From Operations	$415,145,439	$99,868,432	$105,857,590

32	See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Calibrated Dividend Growth Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
Operations:
Net investment income (loss)	$38,410,812	$36,905,472
Net realized gain on investments, futures contracts and foreign currency related transactions	143,219,517	143,488,626
Net change in unrealized appreciation/depreciation on investments and futures contracts	233,515,110	50,827,917
Net increase in net assets resulting from operations	415,145,439	231,222,015
Distributions to shareholders from:
Net investment income
Class A	(29,033,647)	(27,031,687)
Class B	(69,254)	(159,413)
Class C	(3,174,643)	(2,723,013)
Class F	(7,220,751)	(2,650,324)
Class F3	(6,114)	–
Class I	(248,829)	(318,314)
Class P	(27,066)	(28,617)
Class R2	(16,969)	(14,456)
Class R3	(344,531)	(340,981)
Class R4	(22,303)	(2,151)
Class R5	(4,917)	(1,475)
Class R6	(153,496)	(332)
Class T	(43)	–
Net realized gain
Class A	(104,188,081)	(102,166,032)
Class B	(817,442)	(1,364,452)
Class C	(19,262,586)	(16,931,480)
Class F	(18,334,877)	(6,363,700)
Class I	(1,185,658)	(1,074,095)
Class P	(116,222)	(126,229)
Class R2	(65,519)	(76,293)
Class R3	(1,598,000)	(1,522,526)
Class R4	(20,643)	(696)
Class R5	(20,420)	(692)
Class R6	(15,039)	(692)
Total distributions to shareholders	(185,947,050)	(162,897,650)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	816,611,495	620,523,440
Reinvestment of distributions	174,564,862	154,487,140
Cost of shares reacquired	(967,316,028)	(526,004,465)
Net increase (decrease) in net assets resulting from capital share transactions	23,860,329	249,006,115
Net increase (decrease) in net assets	253,058,718	317,330,480
NET ASSETS:
Beginning of year	$2,221,005,312	$1,903,674,832
End of year	$2,474,064,030	$2,221,005,312
Undistributed (distributions in excess of) net investment income	$7,358,267	$9,274,153

34	See Notes to Financial Statements.

Growth Opportunities Fund		Small Cap Value Fund
For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016

$(2,357,473)	$(2,519,952)	$798,611	$86,580

47,988,279	18,870,977	133,292,790	149,406,820

54,237,626	(16,340,210)	(28,233,811)	(8,067,645)
99,868,432	10,815	105,857,590	141,425,755

–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–

(10,895,019)	(48,240,086)	(52,171,970)	(80,349,276)
(130,964)	(972,338)	(192,744)	(456,243)
(1,937,165)	(8,919,784)	(6,241,995)	(8,652,037)
(662,692)	(2,516,207)	(4,698,343)	(4,394,497)
(2,607,713)	(10,870,866)	(74,890,188)	(122,822,253)
(77,855)	(445,836)	(6,099,904)	(11,015,429)
(32,656)	(111,010)	(49,795)	(44,285)
(763,399)	(3,388,989)	(967,254)	(1,248,858)
(3,534)	(1,141)	(155,713)	(1,845)
(268)	(1,037)	(1,722)	(1,665)
(1,431)	(1,037)	(3,289,718)	(1,665)
(17,112,696)	(75,468,331)	(148,759,346)	(228,988,053)

181,056,187	77,932,112	236,136,556	163,875,846
16,255,134	71,435,512	138,506,665	213,937,419
(320,236,471)	(152,283,483)	(422,153,613)	(360,212,665)

(122,925,150)	(2,915,859)	(47,510,392)	17,600,600
(40,169,414)	(78,373,375)	(90,412,148)	(69,961,698)

$555,851,819	$634,225,194	$1,250,824,250	$1,320,785,948
$515,682,405	$555,851,819	$1,160,412,102	$1,250,824,250

$(109,641)	$(2,437,519)	$165,189	$(633,422)

See Notes to Financial Statements.	35

Financial Highlights

CALIBRATED DIVIDEND GROWTH FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2017	$14.82	$0.25	$ 2.43	$ 2.68	$(0.27)	$(0.97)	$(1.24)
11/30/2016	14.42	0.27	1.38	1.65	(0.25)	(1.00)	(1.25)
11/30/2015	16.97	0.26	(0.46)	(0.20)	(0.26)	(2.09)	(2.35)
11/30/2014	15.57	0.25	1.75	2.00	(0.24)	(0.36)	(0.60)
11/30/2013	12.66	0.24	3.00	3.24	(0.33)	–	(0.33)

Class B
11/30/2017	14.67	0.13	2.42	2.55	(0.12)	(0.97)	(1.09)
11/30/2016	14.28	0.16	1.36	1.52	(0.13)	(1.00)	(1.13)
11/30/2015	16.82	0.15	(0.46)	(0.31)	(0.14)	(2.09)	(2.23)
11/30/2014	15.44	0.13	1.74	1.87	(0.13)	(0.36)	(0.49)
11/30/2013	12.55	0.14	2.97	3.11	(0.22)	–	(0.22)

Class C
11/30/2017	14.64	0.14	2.41	2.55	(0.16)	(0.97)	(1.13)
11/30/2016	14.27	0.17	1.35	1.52	(0.15)	(1.00)	(1.15)
11/30/2015	16.81	0.15	(0.45)	(0.30)	(0.15)	(2.09)	(2.24)
11/30/2014	15.44	0.14	1.72	1.86	(0.13)	(0.36)	(0.49)
11/30/2013	12.57	0.14	2.97	3.11	(0.24)	–	(0.24)

Class F
11/30/2017	14.80	0.28	2.44	2.72	(0.29)	(0.97)	(1.26)
11/30/2016	14.41	0.31	1.35	1.66	(0.27)	(1.00)	(1.27)
11/30/2015	16.96	0.29	(0.47)	(0.18)	(0.28)	(2.09)	(2.37)
11/30/2014	15.56	0.28	1.74	2.02	(0.26)	(0.36)	(0.62)
11/30/2013	12.65	0.27	2.99	3.26	(0.35)	–	(0.35)

Class F3
4/4/2017 to 11/30/2017(d)	14.66	0.24	1.70	1.94	(0.15)	–	(0.15)

Class I
11/30/2017	14.93	0.33	2.42	2.75	(0.30)	(0.97)	(1.27)
11/30/2016	14.52	0.31	1.38	1.69	(0.28)	(1.00)	(1.28)
11/30/2015	17.07	0.30	(0.46)	(0.16)	(0.30)	(2.09)	(2.39)
11/30/2014	15.66	0.30	1.75	2.05	(0.28)	(0.36)	(0.64)
11/30/2013	12.73	0.30	3.00	3.30	(0.37)	–	(0.37)

Class P
11/30/2017	14.88	0.22	2.44	2.66	(0.23)	(0.97)	(1.20)
11/30/2016	14.47	0.24	1.39	1.63	(0.22)	(1.00)	(1.22)
11/30/2015	17.02	0.24	(0.47)	(0.23)	(0.23)	(2.09)	(2.32)
11/30/2014	15.62	0.23	1.74	1.97	(0.21)	(0.36)	(0.57)
11/30/2013	12.70	0.22	3.00	3.22	(0.30)	–	(0.30)

Class R2
11/30/2017	14.93	0.20	2.46	2.66	(0.22)	(0.97)	(1.19)
11/30/2016	14.52	0.22	1.38	1.60	(0.19)	(1.00)	(1.19)
11/30/2015	17.05	0.21	(0.46)	(0.25)	(0.19)	(2.09)	(2.28)
11/30/2014	15.65	0.20	1.75	1.95	(0.19)	(0.36)	(0.55)
11/30/2013	12.73	0.23	2.98	3.21	(0.29)	–	(0.29)

36	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$16.26	19.35	0.92		1.04		1.70		$1,671,580	58
14.82	12.60	0.85		1.06		1.92		1,604,257	70
14.42	(1.34)	0.85		1.07		1.80		1,498,459	58
16.97	13.28	0.85		1.07		1.62		1,663,444	73
15.57	26.09	0.85		1.18		1.73		1,646,617	55	(c)

16.13	18.49	1.66		1.80		0.89		2,197	58
14.67	11.76	1.60		1.82		1.13		12,537	70
14.28	(2.10)	1.60		1.82		1.04		19,756	58
16.82	12.43	1.60		1.82		0.85		33,641	73
15.44	25.14	1.60		1.93		1.00		43,235	55	(c)

16.06	18.57	1.66		1.79		0.96		295,025	58
14.64	11.71	1.60		1.81		1.19		291,842	70
14.27	(2.03)	1.60		1.82		1.06		245,055	58
16.81	12.42	1.59		1.81		0.87		272,167	73
15.44	25.14	1.60		1.91		0.97		232,350	55	(c)

16.26	19.71	0.70		0.89		1.92		245,916	58
14.80	12.72	0.70		0.91		2.18		266,399	70
14.41	(1.20)	0.70		0.92		1.95		99,737	58
16.96	13.46	0.70		0.92		1.77		123,836	73
15.56	26.31	0.70		1.02		1.86		96,398	55	(c)

16.45	13.31 (g)	0.59	(e)	0.70	(e)	2.34	(e)	176,087	58

16.41	19.77	0.66		0.79		2.17		43,186	58
14.93	12.86	0.60		0.81		2.18		18,315	70
14.52	(1.09)	0.60		0.82		2.05		15,507	58
17.07	13.54	0.60		0.82		1.89		17,061	73
15.66	26.41	0.60		0.92		2.06		34,361	55	(c)

16.34	19.16	1.12		1.24		1.50		1,794	58
14.88	12.40	1.05		1.26		1.71		1,782	70
14.47	(1.56)	1.05		1.27		1.60		1,834	58
17.02	13.03	1.05		1.27		1.42		2,714	73
15.62	25.81	1.05		1.38		1.55		2,355	55	(c)

16.40	19.01	1.27		1.39		1.37		1,335	58
14.93	12.16	1.20		1.41		1.57		1,010	70
14.52	(1.69)	1.20		1.42		1.44		1,108	58
17.05	12.86	1.20		1.42		1.26		1,940	73
15.65	25.64	1.20		1.52		1.57		2,442	55	(c)

See Notes to Financial Statements.	37

Financial Highlights (concluded)

CALIBRATED DIVIDEND GROWTH FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2017	$14.75	$0.22	$ 2.42	$ 2.64	$(0.23)	$(0.97)	$(1.20)
11/30/2016	14.36	0.24	1.36	1.60	(0.21)	(1.00)	(1.21)
11/30/2015	16.91	0.23	(0.46)	(0.23)	(0.23)	(2.09)	(2.32)
11/30/2014	15.52	0.22	1.74	1.96	(0.21)	(0.36)	(0.57)
11/30/2013	12.62	0.22	2.98	3.20	(0.30)	–	(0.30)

Class R4
11/30/2017	14.81	0.26	2.42	2.68	(0.27)	(0.97)	(1.24)
11/30/2016	14.42	0.31	1.34	1.65	(0.26)	(1.00)	(1.26)
6/30/2015 to 11/30/2015(f)	14.37	0.11	0.01	0.12	(0.07)	–	(0.07)

Class R5
11/30/2017	14.93	0.28	2.46	2.74	(0.30)	(0.97)	(1.27)
11/30/2016	14.52	0.34	1.35	1.69	(0.28)	(1.00)	(1.28)
6/30/2015 to 11/30/2015(f)	14.46	0.13	0.01	0.14	(0.08)	–	(0.08)

Class R6
11/30/2017	14.95	0.31	2.45	2.76	(0.30)	(0.97)	(1.27)
11/30/2016	14.52	0.43	1.28	1.71	(0.28)	(1.00)	(1.28)
6/30/2015 to 11/30/2015(f)	14.46	0.13	0.01	0.14	(0.08)	–	(0.08)

Class T
7/28/2017 to 11/30/2017(h)	14.89	0.09	1.34	1.43	(0.06)	–	(0.06)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Classic Stock Fund on November 22, 2013.
(d)	Commenced on April 4, 2017.
(e)	Annualized.
(f)	Commenced on June 30, 2015.
(g)	Not annualized.
(h)	Commenced on July 28, 2017.

38	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$16.19	19.10		1.14		1.27		1.47		$21,399	58
14.75	12.32		1.09		1.30		1.69		23,998	70
14.36	(1.57)		1.08		1.30		1.57		22,189	58
16.91	13.05		1.09		1.31		1.38		23,187	73
15.52	25.79		1.10		1.42		1.57		21,587	55	(c)

16.25	19.42		0.93		1.04		1.71		2,171	58
14.81	12.60		0.84		1.06		2.14		316	70
14.42	0.85	(g)	0.85	(e)	1.07	(e)	1.85	(e)	10	58

16.40	19.71		0.66		0.79		1.88		201	58
14.93	12.86		0.59		0.81		2.38		314	70
14.52	0.98	(g)	0.60	(e)	0.82	(e)	2.11	(e)	10	58

16.44	19.84		0.62		0.73		2.05		13,163	58
14.95	13.03		0.49		0.70		2.99		235	70
14.52	0.98	(g)	0.49	(e)	0.70	(e)	2.22	(e)	10	58

16.26	9.66	(g)	0.92	(e)	0.92	(e)	1.86	(e)	11	58

See Notes to Financial Statements.	39

Financial Highlights

GROWTH OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class A
11/30/2017	$18.91	$(0.09)	$3.97	$ 3.88	$(0.58)	$22.21
11/30/2016	21.48	(0.07)	0.04	(0.03)	(2.54)	18.91
11/30/2015	23.75	(0.10)	1.09	0.99	(3.26)	21.48
11/30/2014	25.70	(0.09)	2.40	2.31	(4.26)	23.75
11/30/2013	19.16	(0.12)	6.66	6.54	– (c)	25.70

Class B
11/30/2017	14.79	(0.18)	3.05	2.87	(0.58)	17.08
11/30/2016	17.49	(0.17)	0.01	(0.16)	(2.54)	14.79
11/30/2015	20.06	(0.21)	0.90	0.69	(3.26)	17.49
11/30/2014	22.50	(0.22)	2.04	1.82	(4.26)	20.06
11/30/2013	16.88	(0.22)	5.84	5.62	– (c)	22.50

Class C
11/30/2017	14.78	(0.18)	3.06	2.88	(0.58)	17.08
11/30/2016	17.48	(0.16)	–	(0.16)	(2.54)	14.78
11/30/2015	20.06	(0.21)	0.89	0.68	(3.26)	17.48
11/30/2014	22.49	(0.21)	2.04	1.83	(4.26)	20.06
11/30/2013	16.87	(0.23)	5.85	5.62	– (c)	22.49

Class F
11/30/2017	19.54	(0.06)	4.10	4.04	(0.58)	23.00
11/30/2016	22.08	(0.04)	0.04	–	(2.54)	19.54
11/30/2015	24.29	(0.07)	1.12	1.05	(3.26)	22.08
11/30/2014	26.15	(0.06)	2.46	2.40	(4.26)	24.29
11/30/2013	19.44	(0.06)	6.77	6.71	– (c)	26.15

Class F3
4/4/2017 to 11/30/2017(d)	21.60	–	3.45	3.45	–	25.05

Class I
11/30/2017	21.12	(0.06)	4.47	4.41	(0.58)	24.95
11/30/2016	23.63	(0.03)	0.06	0.03	(2.54)	21.12
11/30/2015	25.75	(0.05)	1.19	1.14	(3.26)	23.63
11/30/2014	27.45	(0.04)	2.60	2.56	(4.26)	25.75
11/30/2013	20.38	(0.04)	7.11	7.07	– (c)	27.45

Class P
11/30/2017	18.54	(0.12)	3.88	3.76	(0.58)	21.72
11/30/2016	21.15	(0.11)	0.04	(0.07)	(2.54)	18.54
11/30/2015	23.48	(0.14)	1.07	0.93	(3.26)	21.15
11/30/2014	25.49	(0.13)	2.38	2.25	(4.26)	23.48
11/30/2013	19.02	(0.13)	6.60	6.47	– (c)	25.49

Class R2
11/30/2017	18.19	(0.15)	3.80	3.65	(0.58)	21.26
11/30/2016	20.83	(0.13)	0.03	(0.10)	(2.54)	18.19
11/30/2015	23.20	(0.17)	1.06	0.89	(3.26)	20.83
11/30/2014	25.27	(0.16)	2.35	2.19	(4.26)	23.20
11/30/2013	18.88	(0.16)	6.55	6.39	– (c)	25.27

40	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses (%)		Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

21.17	1.26		(0.43)	$348,028	73
0.37	1.29		(0.39)	356,816	117
4.78	1.28		(0.46)	409,626	97
10.41	1.31		(0.41)	419,614	207
34.16	1.40		(0.51)	428,573	118

20.20	2.02		(1.19)	807	73
(0.39)	2.04		(1.16)	3,408	117
4.05	2.02		(1.20)	6,691	97
9.57	2.03		(1.12)	11,184	207
33.40	2.05		(1.12)	16,020	118

20.28	2.00		(1.17)	42,858	73
(0.39)	2.03		(1.14)	50,084	117
4.00	2.02		(1.20)	61,670	97
9.63	2.02		(1.11)	62,897	207
33.34	2.04		(1.15)	62,815	118

21.36	1.11		(0.29)	21,021	73
0.52	1.14		(0.23)	22,020	117
4.95	1.13		(0.31)	21,956	97
10.60	1.13		(0.24)	20,503	207
34.54	1.15		(0.27)	17,739	118

15.97 (g)	0.87	(e)	0.01 (e)	6,105	73

21.47	1.03		(0.30)	5,258	73
0.62	1.04		(0.14)	94,899	117
5.07	1.03		(0.19)	101,063	97
10.70	1.03		(0.16)	200,573	207
34.67	1.06		(0.16)	99,819	118

20.94	1.46		(0.62)	2,642	73
0.17	1.49		(0.59)	2,517	117
4.56	1.48		(0.66)	3,998	97
10.23	1.48		(0.58)	4,521	207
34.04	1.51		(0.57)	4,723	118

20.73	1.60		(0.78)	1,415	73
0.01	1.64		(0.74)	1,012	117
4.42	1.63		(0.80)	941	97
10.06	1.63		(0.72)	1,063	207
33.87	1.66		(0.73)	1,436	118

See Notes to Financial Statements.	41

Financial Highlights (concluded)

GROWTH OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class R3
11/30/2017	$18.49	$(0.13)	$ 3.86	$ 3.73	$(0.58)	$21.64
11/30/2016	21.11	(0.11)	0.03	(0.08)	(2.54)	18.49
11/30/2015	23.44	(0.15)	1.08	0.93	(3.26)	21.11
11/30/2014	25.47	(0.14)	2.37	2.23	(4.26)	23.44
11/30/2013	19.01	(0.15)	6.61	6.46	– (c)	25.47

Class R4
11/30/2017	18.91	(0.08)	3.96	3.88	(0.58)	22.21
11/30/2016	21.48	(0.02)	(0.01)	(0.03)	(2.54)	18.91
6/30/2015 to 11/30/2015(f)	22.27	(0.04)	(0.75)	(0.79)	–	21.48

Class R5
11/30/2017	21.13	(0.04)	4.46	4.42	(0.58)	24.97
11/30/2016	23.64	(0.02)	0.05	0.03	(2.54)	21.13
6/30/2015 to 11/30/2015(f)	24.48	(0.02)	(0.82)	(0.84)	–	23.64

Class R6
11/30/2017	21.18	–	4.45	4.45	(0.58)	25.05
11/30/2016	23.65	0.01	0.06	0.07	(2.54)	21.18
6/30/2015 to 11/30/2015(f)	24.48	(0.01)	(0.82)	(0.83)	–	23.65

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on April 4, 2017.
(e)	Annualized.
(f)	Commenced on June 30, 2015.
(g)	Not annualized.

42	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Total return(b) (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

20.83		1.49		(0.67)		$20,300	73
0.12		1.53		(0.63)		24,927	117
4.56		1.52		(0.71)		28,251	97
10.15		1.53		(0.62)		29,999	207
34.01		1.55		(0.65)		33,301	118

21.17		1.23		(0.40)		1,036	73
0.37		1.27		(0.12)		107	117

(3.55	)(g)	1.25	(e)	(0.49	)(e)	10	97

21.51		0.99		(0.17)		67	73
0.63		1.00		(0.11)		10	117

(3.43	)(g)	1.00	(e)	(0.24	)(e)	10	97

21.60		0.87		(0.01)		66,144	73
0.81		0.86		0.04		52	117

(3.39	)(g)	0.86	(e)	(0.10	)(e)	10	97

See Notes to Financial Statements.	43

Financial Highlights

SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2017	$24.64	$(0.01)	$ 2.11	$ 2.10	$–	$(3.11)	$(3.11)
11/30/2016	27.17	(0.02)	2.55	2.53	–	(5.06)	(5.06)
11/30/2015	33.61	(0.04)	1.33	1.29	–	(7.73)	(7.73)
11/30/2014	42.09	(0.01)	0.94	0.93	–	(9.41)	(9.41)
11/30/2013	32.24	0.02	10.81	10.83	(0.24)	(0.74)	(0.98)

Class B
11/30/2017	16.52	(0.12)	1.35	1.23	–	(3.11)	(3.11)
11/30/2016	20.11	(0.13)	1.60	1.47	–	(5.06)	(5.06)
11/30/2015	27.02	(0.19)	1.01	0.82	–	(7.73)	(7.73)
11/30/2014	35.87	(0.20)	0.76	0.56	–	(9.41)	(9.41)
11/30/2013	27.57	(0.19)	9.23	9.04	–	(0.74)	(0.74)

Class C
11/30/2017	16.55	(0.11)	1.34	1.23	–	(3.11)	(3.11)
11/30/2016	20.13	(0.13)	1.61	1.48	–	(5.06)	(5.06)
11/30/2015	27.04	(0.18)	1.00	0.82	– (c)	(7.73)	(7.73)
11/30/2014	35.89	(0.19)	0.75	0.56	–	(9.41)	(9.41)
11/30/2013	27.63	(0.21)	9.26	9.05	(0.05)	(0.74)	(0.79)

Class F
11/30/2017	24.72	0.02	2.12	2.14	–	(3.11)	(3.11)
11/30/2016	27.20	0.01	2.57	2.58	–	(5.06)	(5.06)
11/30/2015	33.66	– (c)	1.33	1.33	(0.06)	(7.73)	(7.79)
11/30/2014	42.10	0.07	0.92	0.99	(0.02)	(9.41)	(9.43)
11/30/2013	32.26	0.09	10.81	10.90	(0.32)	(0.74)	(1.06)

Class F3
4/4/2017 to 11/30/2017(d)	25.41	0.05	2.08	2.13	–	–	–

Class I
11/30/2017	28.06	0.05	2.44	2.49	–	(3.11)	(3.11)
11/30/2016	30.13	0.03	2.96	2.99	–	(5.06)	(5.06)
11/30/2015	36.46	0.03	1.47	1.50	(0.10)	(7.73)	(7.83)
11/30/2014	44.83	0.10	1.01	1.11	(0.07)	(9.41)	(9.48)
11/30/2013	34.28	0.14	11.49	11.63	(0.34)	(0.74)	(1.08)

Class P
11/30/2017	23.75	(0.05)	2.02	1.97	–	(3.11)	(3.11)
11/30/2016	26.43	(0.07)	2.45	2.38	–	(5.06)	(5.06)
11/30/2015	32.95	(0.10)	1.31	1.21	–	(7.73)	(7.73)
11/30/2014	41.50	(0.06)	0.92	0.86	–	(9.41)	(9.41)
11/30/2013	31.79	(0.03)	10.66	10.63	(0.18)	(0.74)	(0.92)

Class R2
11/30/2017	23.62	(0.09)	2.01	1.92	–	(3.11)	(3.11)
11/30/2016	26.33	(0.09)	2.44	2.35	–	(5.06)	(5.06)
11/30/2015	32.90	(0.14)	1.30	1.16	–	(7.73)	(7.73)
11/30/2014	41.51	(0.11)	0.91	0.80	–	(9.41)	(9.41)
11/30/2013	31.81	0.01	10.57	10.58	(0.14)	(0.74)	(0.88)

44	See Notes to Financial Statements.

			Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$23.63	9.43		1.18		(0.05)	$385,542	56
24.64	13.14		1.21		(0.11)	416,989	44
27.17	4.76		1.21		(0.15)	456,843	44
33.61	2.79		1.24		(0.02)	732,067	31
42.09	34.52		1.23		0.05	1,253,920	71

14.64	8.66		1.94		(0.83)	155	56
16.52	12.27		1.97		(0.87)	1,030	44
20.11	3.97		1.97		(0.92)	1,827	44
27.02	2.06		1.95		(0.73)	3,280	31
35.87	33.64		1.92		(0.61)	4,938	71

14.67	8.64		1.93		(0.76)	25,985	56
16.55	12.32		1.96		(0.86)	33,269	44
20.13	3.97		1.96		(0.91)	35,312	44
27.04	2.09		1.94		(0.72)	40,536	31
35.89	33.56		1.93		(0.65)	44,246	71

23.75	9.58		1.03		0.09	23,759	56
24.72	13.35		1.06		0.04	35,213	44
27.20	4.90		1.06		(0.01)	24,246	44
33.66	2.96		1.04		0.20	30,238	31
42.10	34.81		1.03		0.24	46,280	71

27.54	8.38	(g)	0.84	(e)	0.30 (e)	32,548	56

27.44	9.70		0.93		0.19	621,900	56
28.06	13.43		0.96		0.14	679,954	44
30.13	5.01		0.96		0.09	736,890	44
36.46	3.08		0.95		0.27	1,000,533	31
44.83	34.93		0.93		0.35	1,923,378	71

22.61	9.21		1.38		(0.26)	35,174	56
23.75	12.90		1.42		(0.31)	46,606	44
26.43	4.57		1.42		(0.36)	58,957	44
32.95	2.62		1.40		(0.18)	100,846	31
41.50	34.32		1.38		(0.09)	174,584	71

22.43	9.03		1.53		(0.41)	682	56
23.62	12.81		1.57		(0.42)	381	44
26.33	4.38		1.56		(0.55)	288	44
32.90	2.44		1.56		(0.35)	154	31
41.51	34.08		1.53		0.04	268	71

See Notes to Financial Statements.	45

Financial Highlights (concluded)

SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2017	$23.84	$(0.06)	$ 2.03	$ 1.97	$–	$(3.11)	$(3.11)
11/30/2016	26.51	(0.07)	2.46	2.39	–	(5.06)	(5.06)
11/30/2015	33.04	(0.10)	1.30	1.20	–	(7.73)	(7.73)
11/30/2014	41.60	(0.06)	0.91	0.85	–	(9.41)	(9.41)
11/30/2013	31.85	(0.05)	10.70	10.65	(0.16)	(0.74)	(0.90)

Class R4
11/30/2017	24.65	(0.02)	2.12	2.10	–	(3.11)	(3.11)
11/30/2016	27.17	(0.05)	2.59	2.54	–	(5.06)	(5.06)
6/30/2015 to 11/30/2015(f)	27.41	(0.03)	(0.21)	(0.24)	–	–	–

Class R5
11/30/2017	28.08	0.03	2.47	2.50	–	(3.11)	(3.11)
11/30/2016	30.14	0.04	2.96	3.00	–	(5.06)	(5.06)
6/30/2015 to 11/30/2015(f)	30.37	– (c)	(0.23)	(0.23)	–	–	–

Class R6
11/30/2017	28.12	0.07	2.45	2.52	–	(3.11)	(3.11)
11/30/2016	30.15	0.07	2.96	3.03	–	(5.06)	(5.06)
6/30/2015 to 11/30/2015(f)	30.37	0.01	(0.23)	(0.22)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on April 4, 2017.
(e)	Annualized.
(f)	Commenced on June 30, 2015.
(g)	Not annualized.

46	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$22.70	9.17		1.42		(0.29)		$7,728	56
23.84	12.89		1.44		(0.33)		7,238	44
26.51	4.52		1.44		(0.39)		6,395	44
33.04	2.59		1.42		(0.19)		8,266	31
41.60	34.30		1.42		(0.14)		12,162	71

23.64	9.43		1.18		(0.08)		3,448	56
24.65	13.19		1.19		(0.20)		1,234	44
27.17	(0.88	)(g)	1.16	(e)	(0.23	)(e)	10	44

27.47	9.73		0.92		0.12		345	56
28.08	13.46		0.94		0.17		15	44
30.14	(0.76	)(g)	0.90	(e)	0.02	(e)	10	44

27.53	9.79		0.84		0.28		23,145	56
28.12	13.58		0.85		0.27		28,895	44
30.15	(0.72	)(g)	0.83	(e)	0.09	(e)	10	44

See Notes to Financial Statements.	47

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Research Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on April 6, 1992. The Company consists of the following three funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Calibrated Dividend Growth Fund (“Calibrated Dividend Growth Fund”), Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”) and Lord Abbett Small-Cap Value Series (“Small Cap Value Fund”).

Calibrated Dividend Growth Fund’s investment objective is to seek current income and capital appreciation. Growth Opportunities Fund’s investment objective is capital appreciation. Small Cap Value Fund’s investment objective is long-term capital appreciation. Each of Growth Opportunities Fund and Small Cap Value Fund has twelve active classes of shares: Class A, B, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. Calibrated Dividend Growth Fund has thirteen active classes of shares: Class A, B, C, F, F3, I, P, R2, R3, R4, R5, R6 and T. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A and T shares. There is no front-end sales charge in the case of Class B, C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Funds no longer issue Class B shares for purchase. The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus. Class F3 shares commenced on April 4, 2017 and Class T shares commenced on July 28, 2017.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation-Under procedures approved by the Funds’ Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect

Notes to Financial Statements (continued)

their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2014 through November 30, 2017. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3, R4 and T shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

Notes to Financial Statements (continued)

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on futures contracts and foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Futures Contracts–Each Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by each Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Funds will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information

Notes to Financial Statements (continued)

available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Calibrated Dividend Growth Fund
First $1 billion	.65%
Next $1 billion	.60%
Over $2 billion	.55%

Growth Opportunities Fund
First $1 billion	.75%
Next $1 billion	.65%
Next $1 billion	.60%
Over $3 billion	.58%

Small Cap Value Fund
First $2 billion	.75%
Over $2 billion	.70%

For the fiscal year ended November 30, 2017, the effective management fee, net of waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Calibrated Dividend Growth Fund	.49%
Growth Opportunities Fund	.75%
Small Cap Value Fund	.75%

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

Lord Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total annual operating expenses, excluding the 12b-1 fees, to the following annual rates:

	Calibrated Dividend Growth Fund
Fund of Funds	April 1, 2017 through March 31, 2018	Prior to April 1, 2017
A, B, C, F, I, P, R2, R3, R4 and R5	.70%	.60%
F3 and R6	.60%	.50%
T*	.70%	–

*	Commenced on July 28, 2017

For each class the agreement may be terminated only upon the approval of the Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3, R4 and T shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class B	Class C	Class F(1)(2)	Class P	Class R2	Class R3	Class R4	Class T
Service	.25%	.25%	.25%	–	.25%	.25%	.25%	.25%	.25%
Distribution	–	.75%	.75%	.10%	.20%	.35%	.25%	–	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(2)	Effective April 1, 2017 and continuing through March 31, 2018, the Distributor has contractually agreed to waive Calibrated Dividend Growth Fund’s 0.10% Rule 12b-1 fee for Class F. This agreement may be terminated only by the Fund’s Board of Directors.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2017:

	Distributor Commissions	Dealers’ Concessions
Calibrated Dividend Growth Fund	$465,582	$2,512,736
Growth Opportunities Fund	42,132	233,174
Small Cap Value Fund	75,148	398,795

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2017:

	Class A	Class C
Calibrated Dividend Growth Fund	$13,592	$44,185
Growth Opportunities Fund	2,255	3,710
Small Cap Value Fund	710	4,644

Other Related Parties

Each Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”),entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord

Notes to Financial Statements (continued)

Abbett, pursuant to which each Underlying Fund paid a portion of the expenses (excluding management fees, fund administration fees, and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities. Effective January 1, 2017, the Board approved the discontinuation of the Servicing Arrangement with Fund of Funds managed by Lord Abbett. As a result, each Fund of Fund will bear its expenses fully, and each Underlying Fund will no longer pay a portion of Fund of Fund expenses.

As of November 30, 2017, the percentage of Small Cap Value Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund was 18.27%.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly for Calibrated Dividend Growth Fund and annually for Growth Opportunities Fund and Small Cap Value Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

	Calibrated Dividend Growth Fund		Growth Opportunities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2017	11/30/2016	11/30/2017	11/30/2016
Distributions paid from:
Ordinary income	$58,094,504	$79,189,241	$–	$18,122,622
Net long-term capital gains	127,852,546	83,708,409	17,112,696	57,345,709
Total distributions paid	$185,947,050	$162,897,650	$17,112,696	$75,468,331

	Small Cap Value Fund
	Year Ended	Year Ended
	11/30/2017	11/30/2016
Distributions paid from:
Ordinary income	$3,952,464	$–
Net long-term capital gains	144,806,882	228,988,053
Total distributions paid	$148,759,346	$228,988,053

Subsequent to the Funds’ fiscal year ended November 30, 2017, distributions were paid on December 15, 2017 to shareholders of record on December 14, 2017. The approximate amounts were as follows:

Notes to Financial Statements (continued)

	Net Investment	Net Short-Term	Net Long-Term
	Income	Capital Gain	Capital Gains
Calibrated Dividend Growth Fund	$–	$78,293,000	$71,419,000
Growth Opportunities Fund	–	10,055,000	32,747,000
Small Cap Value Fund	591,000	–	133,220,000

As of November 30, 2017, the components of accumulated gains on a tax-basis were as follows:

	Calibrated	Growth
	Dividend	Opportunities	Small Cap
	Growth Fund	Fund	Value Fund
Undistributed ordinary income – net	$85,983,716	$10,053,497	$589,565
Undistributed long-term capital gains	71,412,873	32,744,956	133,218,674
Total undistributed earnings	157,396,589	42,798,453	133,808,239
Temporary differences	(342,524)	(109,641)	(424,376)
Unrealized gains – net	317,277,120	115,672,040	320,720,169
Total accumulated gains – net	$474,331,185	$158,360,852	$454,104,032

As of November 30, 2017, the aggregate unrealized security gains on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Calibrated	Growth
	Dividend	Opportunities	Small Cap
	Growth Fund	Fund	Value Fund
Tax cost	$2,150,998,848	$398,499,018	$840,297,708
Gross unrealized gain	358,966,539	121,841,102	331,040,877
Gross unrealized loss	(41,689,419)	(6,169,062)	(10,320,708)
Net unrealized security gain	$317,277,120	$115,672,040	$320,720,169

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of futures and wash sales.

Permanent items identified during the fiscal year ended November 30, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed
	(Distributions
	in Excess of)	Accumulated
	Net Investment	Net Realized
	Income	Gain
Calibrated Dividend Growth Fund	$(4,135)	$4,135
Growth Opportunities Fund	4,685,351	(4,685,351)

The permanent differences are attributable to tax treatment of certain distributions received and net investment loss.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2017 were as follows:

	Purchases	Sales
Calibrated Dividend Growth Fund	$1,333,829,364	$1,455,245,592
Growth Opportunities Fund	379,640,748	529,187,132
Small Cap Value Fund	656,344,202	833,355,520

Notes to Financial Statements (continued)

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2017.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended November 30, 2017, the following Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain/(Loss)
Calibrated Dividend Growth Fund	$9,546,976	$6,556,856	$644,643
Growth Opportunities Fund	895,395	1,761,978	386,098
Small Cap Value Fund	754,727	2,971,065	1,133,503

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Calibrated Dividend Growth Fund entered into E-Mini S&P 500® Index futures contracts for the fiscal year ended November 30, 2017 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of November 30, 2017, the Fund had futures contracts with unrealized appreciation of $504,583. Amounts of $1,403,483 and $434,899 are included in the Statement of Operations related to futures contracts under the captions Net realized gain on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 78.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

		Calibrated Dividend Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$9,863,712	$–	$9,863,712
Total	$9,863,712	$–	$9,863,712

Notes to Financial Statements (continued)

			Calibrated Dividend Growth Fund
	Net Amounts of	Amounts Not Offset in the Statement of Assets and Liabilities
	Assets Presented		Cash	Securities
	in the Statement of	Financial	Collateral	Collateral	Net
Counterparty	Assets and Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$9,863,712	$–	$–	$(9,863,712)	$–
Total	$9,863,712	$–	$–	$(9,863,712)	$–

		Growth Opportunities Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$5,313,681	$–	$5,313,681
Total	$5,313,681	$–	$5,313,681

	Net Amounts of	Amounts Not Offset in the Statement of Assets and Liabilities
	Assets Presented		Cash	Securities
	in the Statement of	Financial	Collateral	Collateral	Net
Counterparty	Assets and Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$5,313,681	$–	$–	$(5,313,681)	$–
Total	$5,313,681	$–	$–	$(5,313,681)	$–

		Small Cap Value Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$20,114,409	$–	$20,114,409
Total	$20,114,409	$–	$20,114,409

	Net Amounts of	Amounts Not Offset in the Statement of Assets and Liabilities
	Assets Presented		Cash	Securities
	in the Statement of	Financial	Collateral	Collateral	Net
Counterparty	Assets and Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$20,114,409	$–	$–	$(20,114,409)	$–
Total	$20,114,409	$–	$–	$(20,114,409)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counter party as of November 30, 2017.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the

Notes to Financial Statements (continued)

Statements of Operations and in Directors’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

Effective August 28, 2017, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into an amended syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

Prior to August 28, 2017, the Funds and certain other funds managed by Lord Abbett participated in a $550 million syndicated line of credit facility, based on the same terms as described above.

During the fiscal year ended November 30, 2017, the Funds did not utilize the Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary emergency purposes subject to the limitations and conditions.

During the fiscal year ended November 30, 2017, Calibrated Dividend Growth Fund participated as a lender in the Interfund Lending Program. The average amount loaned, interest rate and interest income were as follows:

		Average	Interest
Fund	Average Loan	Interest Rate	Income*
Calibrated Dividend Growth Fund	7,513,765	0.855%	176

*	included in the Statement of Operations.

There were no interfund loans outstanding as of November 30, 2017.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies and/or sectors in which the Funds invest.

Notes to Financial Statements (continued)

Calibrated Dividend Growth Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. Also, equity securities may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a favorable market. Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Securities of mid-sized companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized companies may be less well-known and less widely held and trade less frequently and in more limited volume than the securities of large cap company stocks. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

Growth Opportunities Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Due to the Fund’s investment exposure to American Depositary Receipts and foreign companies and emerging markets, the Fund may experience increased market, liquidity, currency, political, information, and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Small Cap Value Fund has particular risks associated with small company value stocks. Small company value stocks may perform differently than the market as a whole and other types of stocks, such as large company stocks or growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, small cap company stocks may be more volatile and less liquid than large cap company stocks, especially over the short term. The securities of small companies may be less well-known and less widely held and trade less frequently and in more limited volume than the securities of large cap company stocks. Small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. Also, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

These factors can affect each Fund’s performance.

Notes to Financial Statements (continued)

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

		Year Ended		Year Ended
Calibrated Dividend Growth Fund		November 30, 2017		November 30, 2016
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	17,237,493	$251,584,654	20,119,550	$285,214,685
Converted from Class B*	582,931	8,663,706	346,268	4,820,382
Reinvestment of distributions	9,118,133	129,936,297	9,589,635	126,499,770
Shares reacquired	(32,446,147)	(476,362,769)	(25,703,773)	(362,486,261)
Increase (decrease)	(5,507,590)	$(86,178,112)	4,351,680	$54,048,576

Class B Shares
Shares sold	49,879	$699,438	38,371	$530,380
Reinvestment of distributions	61,469	861,943	113,682	1,470,758
Shares reacquired	(241,372)	(3,468,972)	(331,076)	(4,588,920)
Converted to Class A*	(588,356)	(8,663,706)	(349,763)	(4,820,383)
Decrease	(718,380)	$(10,571,297)	(528,786)	$(7,408,165)

Class C Shares
Shares sold	3,975,066	$57,135,338	6,072,513	$85,400,840
Reinvestment of distributions	1,381,438	19,391,944	1,281,193	16,619,571
Shares reacquired	(6,914,871)	(100,426,539)	(4,597,870)	(63,752,620)
Increase (decrease)	(1,558,367)	$(23,899,257)	2,755,836	$38,267,791

Class F Shares
Shares sold	17,987,904	$262,930,478	16,263,809	$234,266,817
Reinvestment of distributions	1,505,452	21,517,225	551,321	7,335,147
Shares reacquired	(22,363,267)	(337,755,491)	(5,742,228)	(81,557,018)
Increase (decrease)	(2,869,911)	$(53,307,788)	11,072,902	$160,044,946

Class F3 Shares(a)
Shares sold	11,232,483	$174,648,835	–	$–
Reinvestment of distributions	403	6,114	–	–
Shares reacquired	(526,923)	(8,325,245)	–	–
Increase	10,705,963	$166,329,704	–	$–

Class I Shares
Shares sold	2,428,229	$37,767,714	537,655	$7,731,034
Reinvestment of distributions	41,535	599,260	35,725	474,850
Shares reacquired	(1,063,997)	(15,843,954)	(414,780)	(5,806,274)
Increase	1,405,767	$22,523,020	158,600	$2,399,610

Class P Shares
Shares sold	10,671	$157,661	16,542	$234,553
Reinvestment of distributions	10,013	143,288	11,718	154,846
Shares reacquired	(30,683)	(451,261)	(35,209)	(499,945)
Decrease	(9,999)	$(150,312)	(6,949)	$(110,546)

Class R2 Shares
Shares sold	25,087	$368,410	19,173	$264,944
Reinvestment of distributions	4,561	65,568	5,080	67,222
Shares reacquired	(15,927)	(235,943)	(32,932)	(464,534)
Increase (decrease)	13,721	$198,035	(8,679)	$(132,368)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Calibrated Dividend Growth Fund		November 30, 2017		November 30, 2016
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	948,859	$13,528,461	430,481	$6,074,683
Reinvestment of distributions	136,629	1,934,494	141,927	1,859,560
Shares reacquired	(1,390,780)	(19,877,067)	(490,598)	(6,848,327)
Increase (decrease)	(305,292)	$(4,414,112)	81,810	$1,085,916

Class R4 Shares
Shares sold	160,139	$2,398,411	20,474	$295,034
Reinvestment of distributions	1,622	23,302	159	2,225
Shares reacquired	(49,519)	(736,067)	(15)	(218)
Increase	112,242	$1,685,646	20,618	$297,041

Class R5 Shares
Shares sold	4,721	$69,099	20,229	$289,279
Reinvestment of distributions	1,766	25,337	155	2,167
Shares reacquired	(15,316)	(224,123)	(19)	(282)
Increase (decrease)	(8,829)	$(129,687)	20,365.00	$291,164

Class R6 Shares
Shares sold	1,024,192	$15,312,996	14,921	$221,192
Reinvestment of distributions	4,025	60,047	76	1,024
Shares reacquired	(243,427)	(3,608,597)	(4)	(66)
Increase	784,790	$11,764,446	14,993	$222,150

Class T Shares(b)
Shares sold	671.42	$10,000	–	$–
Reinvestment of distributions	3	43	–	–
Increase	674.42	$10,043	–	$–

		Year Ended		Year Ended
Growth Opportunities Fund		November 30, 2017		November 30, 2016
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,107,623	$59,892,861	2,326,853	$42,630,629
Converted from Class B*	102,853	2,052,568	119,239	2,147,507
Reinvestment of distributions	571,623	10,512,159	2,563,875	46,457,413
Shares reacquired	(6,978,684)	(136,343,135)	(5,209,672)	(95,954,895)
Decrease	(3,196,585)	$(63,885,547)	(199,705)	$(4,719,346)

Class B Shares
Shares sold	50,624	$740,876	19,453	$283,744
Reinvestment of distributions	8,729	124,395	65,203	930,453
Shares reacquired	(109,454)	(1,624,179)	(85,014)	(1,203,469)
Converted to Class A*	(133,172)	(2,052,568)	(151,806)	(2,147,507)
Decrease	(183,273)	$(2,811,476)	(152,164)	$(2,136,779)

Class C Shares
Shares sold	748,931	$11,107,676	493,190	$7,104,351
Reinvestment of distributions	123,280	1,755,502	554,897	7,912,831
Shares reacquired	(1,750,658)	(26,371,397)	(1,188,062)	(17,110,537)
Decrease	(878,447)	$(13,508,219)	(139,975)	$(2,093,355)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Growth Opportunities Fund		November 30, 2017		November 30, 2016
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	928,094	$18,826,012	741,249	$14,151,079
Reinvestment of distributions	31,764	604,144	117,490	2,195,882
Shares reacquired	(1,172,967)	(24,760,632)	(726,180)	(13,808,326)
Increase (decrease)	(213,109)	$(5,330,476)	132,559	$2,538,635

Class F3 Shares(a)
Shares sold	257,490	$6,082,466	–	$–
Shares reacquired	(13,760)	(332,437)	–	–
Increase	243,730	$5,750,029	–	$–

Class I Shares
Shares sold	198,370	$4,700,296	391,597	$7,817,869
Reinvestment of distributions	116,695	2,405,064	499,119	10,077,216
Shares reacquired	(4,597,336)	(98,636,421)	(674,214)	(13,839,843)
Increase (decrease)	(4,282,271)	$(91,531,061)	216,502	$4,055,242

Class P Shares
Shares sold	26,829	$504,213	15,731	$283,090
Reinvestment of distributions	4,318	77,812	25,037	445,650
Shares reacquired	(45,267)	(858,589)	(93,995)	(1,710,533)
Decrease	(14,120)	$(276,564)	(53,227)	$(981,793)

Class R2 Shares
Shares sold	32,972	$616,559	29,248	$501,316
Reinvestment of distributions	445	7,861	1,707	29,836
Shares reacquired	(22,494)	(431,475)	(20,481)	(370,298)
Increase	10,923	$192,945	10,474	$160,854

Class R3 Shares
Shares sold	655,643	$12,360,568	279,530	$4,981,202
Reinvestment of distributions	42,481	762,964	190,593	3,383,017
Shares reacquired	(1,108,396)	(21,111,528)	(460,328)	(8,244,608)
Increase (decrease)	(410,272)	$(7,987,996)	9,795	$119,611

Class R4 Shares
Shares sold	49,084	$980,095	5,313	$98,154
Reinvestment of distributions	192	3,534	63	1,140
Shares reacquired	(8,272)	(172,838)	(184)	(3,282)
Increase	41,004	$810,791	5,192	$96,012

Class R5 Shares
Shares sold	2,226	$48,226	–	$–
Reinvestment of distributions	13	268	51	1,037
Shares reacquired	(2)	(46)	–	–
Increase	2,237	$48,448	51.00	$1,037

Class R6 Shares
Shares sold	3,063,013	$65,196,339	3,943.46	$80,678
Reinvestment of distributions	69	1,431	51	1,037
Shares reacquired	(424,557)	(9,593,794)	(1,950)	(37,692)
Increase	2,638,525	$55,603,976	2,044.46	$44,023

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Small Cap Value Fund		November 30, 2017		November 30, 2016
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,848,708	$63,220,197	2,174,946	$46,917,369
Converted from Class B*	34,584	768,795	31,793	670,923
Reinvestment of distributions	2,155,965	47,474,350	3,578,324	73,069,377
Shares reacquired	(5,645,718)	(125,667,461)	(5,677,333)	(125,581,295)
Increase (decrease)	(606,461)	$(14,204,119)	107,730	$(4,923,626)

Class B Shares
Shares sold	13,191	$180,418	3,065	$45,509
Reinvestment of distributions	13,980	192,080	32,038	441,804
Shares reacquired	(23,295)	(319,725)	(16,401)	(236,141)
Converted to Class A*	(55,602)	(768,795)	(47,209)	(670,923)
Decrease	(51,726)	$(716,022)	(28,507)	$(419,751)

Class C Shares
Shares sold	622,784	$8,678,374	378,901	$5,442,238
Reinvestment of distributions	350,214	4,822,452	472,958	6,531,548
Shares reacquired	(1,212,197)	(16,750,657)	(595,829)	(8,802,849)
Increase (decrease)	(239,199)	$(3,249,831)	256,030	$3,170,937

Class F Shares
Shares sold	1,947,911	$43,352,495	948,353	$21,390,592
Reinvestment of distributions	165,961	3,667,732	149,314	3,053,474
Shares reacquired	(2,538,046)	(56,470,571)	(564,304)	(12,257,874)
Increase (decrease)	(424,174)	$(9,450,344)	533,363	$12,186,192

Class F3 Shares(a)
Shares sold	1,261,229.34	$32,616,408	–	$–
Shares reacquired	(79,211)	(2,107,269)	–	–
Increase	1,182,018.34	$30,509,139	–	$–

Class I Shares
Shares sold	1,561,316	$40,645,907	2,114,536	$51,620,815
Reinvestment of distributions	2,813,713	71,805,967	5,110,620	118,566,378
Shares reacquired	(5,943,698)	(153,423,955)	(7,451,688)	(184,024,512)
Decrease	(1,568,669)	$(40,972,081)	(226,532)	$(13,837,319)

Class P Shares
Shares sold	204,030	$4,353,817	216,077	$4,506,907
Reinvestment of distributions	288,814	6,099,754	558,367	11,010,998
Shares reacquired	(899,537)	(19,140,572)	(1,043,292)	(21,703,835)
Decrease	(406,693)	$(8,687,001)	(268,848)	$(6,185,930)

Class R2 Shares
Shares sold	17,609	$371,262	16,835	$344,488
Reinvestment of distributions	1,589	33,320	500	9,807
Shares reacquired	(4,919)	(105,160)	(12,124)	(249,909)
Increase	14,279	$299,422	5,211	$104,386

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
Small Cap Value Fund		November 30, 2017		November 30, 2016
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	252,076	$5,395,083	74,862	$1,602,027
Reinvestment of distributions	45,516	965,405	63,073	1,248,858
Shares reacquired	(260,754)	(5,542,580)	(75,574)	(1,635,143)
Increase	36,838	$817,908	62,361	$1,215,742

Class R4 Shares
Shares sold	111,698	$2,475,270	59,904	$1,365,929
Reinvestment of distributions	6,998	154,166	90	1,845
Shares reacquired	(22,883)	(506,088)	(10,306)	(222,054)
Increase	95,813	$2,123,348	49,688	$1,145,720

Class R5 Shares
Shares sold	12,378	$312,089	148	$4,146
Reinvestment of distributions	67	1,722	72	1,665
Shares reacquired	(425)	(11,186)	–	–
Increase	12,020	$302,625	220	$5,811

Class R6 Shares
Shares sold	1,334,357	$34,535,236	1,242,542	$30,635,826
Reinvestment of distributions	128,605	3,289,717	72	1,665
Shares reacquired	(1,649,809)	(42,108,389)	(215,437)	(5,499,053)
Increase (decrease)	(186,847)	$(4,283,436)	1,027,177	$25,138,438

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Commenced April 4, 2017.
(b)	Commenced July 28, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Research Fund, Inc. and the Shareholders of Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Growth Opportunities Fund, and Lord Abbett Small-Cap Value Series:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Research Fund, Inc. (the “Funds”) comprising the Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Growth Opportunities Fund, and Lord Abbett Small-Cap Value Series, as of November 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Lord Abbett Research Fund, Inc. as of November 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

January 17, 2018

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: President and CEO of Ribbon Communications (since 2017) and Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director of Ribbon Communications (since 2017), director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003 – 2017); President of Wells Fargo Funds (2003 – 2016). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2013	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2013	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly a Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014 – 2017) and Managing Director and Portfolio Manager/Technology Analyst at Goldman Sachs Asset Management (1999 – 2014).

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007 – 2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Calibrated Dividend Growth Fund	70%	74%
Small Cap Value Fund	100%	100%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2017, the following amounts represent short-term capital gains and long-term capital gains:

	Short-Term	Long-Term
Fund Name	Capital Gains	Capital Gains
Calibrated Dividend Growth Fund	$17,771,941	$127,852,546
Growth Opportunities Fund	–	17,112,696
Small Cap Value Fund	3,952,464	144,806,882

This report, when not used for the general information of
shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc. Lord Abbett Calibrated Dividend Growth Fund Lord Abbett Growth Opportunities Fund Lord Abbett Small-Cap Value Series	LARF-2 (01/18)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2017 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2017 and 2016 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2017	2016
Audit Fees {a}	$123,800	$127,700
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	123,800	127,700

Tax Fees {b}	25,734	25,642
All Other Fees	- 0 -	- 0 -

Total Fees	$149,534	$153,342

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2017 and 2016 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2017 and 2016 were:

	Fiscal year ended:
	2017	2016
All Other Fees {a}	$201,416	$195,230

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2017 and 2016 were:

	Fiscal year ended:
	2017	2016
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT RESEARCH FUND, inc.

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: January 17, 2018

	By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: January 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: January 17, 2018

	By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: January 17, 2018